UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21744

Name of Fund: FDP Series, Inc.
                     MFS Research International FDP Fund
                     Marsico Growth FDP Fund
                     Van Kampen Value FDP Fund
                     Franklin Templeton Total Return FDP Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, FDP Series, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/07
Date of reporting period: 06/01/06 - 11/30/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

FDP Series, Inc.                                                       BLACKROCK

SEMI-ANNUAL REPORT | NOVEMBER 30, 2006

MFS Research International FDP Fund

Marsico Growth FDP Fund

Van Kampen Value FDP Fund

Franklin Templeton Total Return FDP Fund

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

FDP Series, Inc.

Officers and Directors

Robert C. Doll, Jr., President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

PFPC Inc.
Wilmington, DE 19809


2         FDP SERIES, INC.                              NOVEMBER 30, 2006

A Letter to Shareholders

We are pleased to provide you with this semi-annual shareholder report for FDP Series, Inc. FDP Series is part of the Funds Diversified Portfolios(SM) (FDP) Service. You may receive separate shareholder reports for other funds available through the Service.

Dear Shareholder

As 2006 nears a conclusion, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and into fall. For the six-month and 12-month periods ended November 30, 2006, the major market indexes posted positive returns:

Total Returns as of November 30, 2006                                      6-month   12-month
=============================================================================================
U.S. equities (Standard & Poor's 500 Index)                                +11.33%    +14.23%
---------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                               + 9.72     +17.43
---------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)          +11.19     +28.20
---------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                        + 5.93     + 5.94
---------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)             + 4.53     + 6.12
---------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                          + 6.28     +11.53
---------------------------------------------------------------------------------------------

After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August
8. This left the federal funds rate at 5.25%, where it remained through the September, October and December Federal Open Market Committee meetings. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in the fall. At the time of this writing, the price of crude oil was roughly $62 per barrel after reaching nearly $78 per barrel in the summer.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined (and yields correspondingly rose) for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve (yields fell) in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of November, the one-month Treasury bill offered the highest yield on the curve at 5.22%, while the 30-year Treasury bond had a yield of 4.56%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         President and Director


          FDP SERIES, INC.                              NOVEMBER 30, 2006      3

A Discussion With Your Funds' Portfolio Managers

      FDP Series, Inc. is an open-end investment company that consists of four separate series. We are pleased to present the following commentaries, provided by each Fund's subadviser.

MFS Research International FDP Fund

What is the Fund's investment objective?

The Fund seeks to provide shareholders with capital appreciation. Under normal market conditions, the Fund invests at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies. The Fund focuses on foreign companies (including emerging market issuers) that Fund management believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Fund generally will be invested in a number of different countries throughout the world. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. The Fund may invest in companies with any market capitalization.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2006, the Institutional, Investor A, Investor B and Investor C Shares of MFS Research International FDP Fund had total returns of +11.13%, +10.98%, +10.54% and +10.52%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 15 of this report to shareholders.) For the same period, the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, returned +11.19%.

Relative to the MSCI EAFE Index, the Fund benefited most from our investments in the technology sector. Although the technology sector underperformed the broader benchmark return over the period, strong stock selection within the sector boosted the Fund's relative results.

In the utilities and communications sectors, stock selection also was an important contributor to relative performance. Our investments in Spanish electric power company Iberdrola, Canadian telecommunications company Rogers Communications, Inc. and Norwegian communications services provider Telenor ASA helped relative returns. We have since liquidated our position in Iberdrola.

Security selection in the leisure sector also aided results, with Mexico-based media company Grupo Televisa, SA and Japanese video game software developer Capcom Co., Ltd. among the Fund's top contributors over the period.

Stocks in other sectors that bolstered relative performance included two Swiss names: biotechnology company Actelion Ltd. and agrochemical products manufacturer Syngenta AG. Our positions in British apparel retailer Burberry Group Plc (sold prior to period-end) and Brazilian banking firm Uniao de Bancos Brasileiros SA also helped Fund results, as did our avoidance of poor-performing energy giant BP.

During the reporting period, our currency exposure was a contributor to the Fund's relative performance. All of MFS's investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

On the negative side, stock selection in the financial services sector detracted from the Fund's relative performance. Within this sector, several Japanese holdings hurt results, including consumer finance firms Aeon Credit Service Co., Ltd. and Aiful Corp., and banking company Shinsei Bank Ltd. Aiful was sold from the portfolio.

Elsewhere, holdings in U.K.-based pharmaceutical firm GlaxoSmithKline Plc, Japanese electronics retailer Yamada Denki Co., Ltd., and Japanese glass products manufacturer Asahi Glass Co., Ltd. held back relative returns over the period. Our positions in Italian broadband services provider FastWeb SpA, South Korean electronics manufacturer Samsung Electronics Co., Ltd., and Brazilian iron ore miner Companhia Vale do Rio Doce, all non-benchmark constituents, also dampened Fund performance. We liquidated our positions in Yamada Denki, FastWeb and Companhia Vale do Rio Doce.

What changes were made to the portfolio during the period?

The second part of 2006 was characterized by continued strength on the part of non-U.S. equity markets. We also witnessed strong performance from our off-index positions in emerging markets after the correction in that asset class in May and June 2006. Subsequently, we lowered the Fund's emerging markets exposure as valuations have moved up and the discounts associated with these names have narrowed.


4         FDP SERIES, INC.                              NOVEMBER 30, 2006

Additionally, we have been lowering our exposure to the small cap sector as valuations have risen and we find it more difficult to find attractively priced opportunities. Instead, we have shifted more toward larger cap names, which we believe have better upside potential.

How would you characterize the Fund's position at the close of the period?

The MFS Research International FDP Fund is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Therefore, stock selection is strictly a by-product of where our analysts are finding their best ideas. Nevertheless, we continue to see positive economic trends in non-U.S. markets. Growth in gross domestic product in both Europe and Asia is trending higher while U.S. economic growth is contracting. If these trends continue, the portfolio should benefit from our positions in some of the consumer-related sectors, such as retailers and broadcasters.

Jose Luis Garcia
Portfolio Manager

Thomas Melendez
Portfolio Manager

Massachusetts Financial Services Company

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.
--------------------------------------------------------------------------------

Marsico Growth FDP Fund

What is the Fund's investment objective?

The Fund seeks to provide shareholders with long-term growth of capital through investment primarily in equity securities of large cap companies selected for their growth potential. The Fund generally holds a core position of between 35 and 50 common stocks. It may hold up to 25% of its assets in foreign securities.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2006, Marsico Growth FDP Fund's Institutional, Investor A, Investor B and Investor C Shares had total returns of +6.17%,+5.89%, +5.56% and +5.56%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 15 of this report to shareholders.) For the same period, the Fund's primary benchmark, the Standard & Poor's 500 (S&P 500) Index, returned +11.33%.

U.S. equities demonstrated considerable resilience, weathering abundant macroeconomic concerns and geopolitical turmoil in the process, and posted positive returns for the reporting period. U.S. investors appeared to take some comfort from the Federal Reserve Board's decision to pause in its two-year interest rate tightening campaign. A substantial decline in long-term bond yields, tamer inflation-related data, strong corporate earnings reports, sharply declining oil and gasoline prices, and signs that overall U.S. economic growth remained sturdy, although in a slowing mode, seemed to fuel investor optimism, particularly in the large-capitalization equity arena. Large-capitalization equity benchmarks such as the S&P 500 and Russell 1000 indexes posted total returns of +11.33% and +11.09%, respectively, for the six-month period ended November 30, 2006.

From a sector perspective (using GICS classifications for the S&P 500 Index as a reference point), gains were relatively widespread. All 10 sectors in the S&P 500 Index had positive returns. Telecommunication services (+20%) and utilities (+17%) were the top-performing sectors. Information technology (+15%), energy (+14%), consumer discretionary (+13%), financials (+11%), health care (+11%) and materials (+10%) also had solid absolute returns.


          FDP SERIES, INC.                              NOVEMBER 30, 2006      5

At the industry level, similar general strength prevailed, with the majority of industry groups posting positive returns. In several areas, these gains were quite robust. The top-performing groups included real estate (+31%), software and services (+20%), automobiles and components (+17%), consumer durables and apparel (+15%), media (+14%) and consumer services (+14%). The primary area of weakness during the reporting period was transportation (-0.8%).

What factors most influenced Fund performance during the period?

The Fund underperformed the S&P 500 Index for the reporting period. Stock selection within the energy sector detracted materially from the Fund's performance. Specific individual holdings that impacted performance included Peabody Energy Corporation (-31% prior to being sold), whose principal activity is coal mining, and Halliburton Co. (-25% prior to being sold), an oil equipment and services provider. The Fund's underweight position in this sector also hurt performance, as it was among the stronger-performing sectors in the benchmark index.

Stock selection and positioning in the health care sector, which has been a major area of emphasis for the Fund for an extended period of time, also were significant negatives for the Fund's performance in the reporting period. In the pharmaceuticals, biotechnology and life sciences industry, the Fund's holdings had a collective return of -4% during the six-month period. These positions included Amylin Pharmaceuticals, Inc. (-12%) and Genentech, Inc. (-2%). These results compared unfavorably to the benchmark index's industry group return of +13%.

There were several areas of strength for the Fund during the reporting period. Stock selection and positioning in the diversified financials industry benefited performance. In particular, Goldman Sachs Group, Inc. (+30%) and Lehman Brothers Holdings, Inc. (+11%) contributed positively to performance during the reporting period. Stock selection in the consumer discretionary sector also helped performance. Holdings such as Comcast Corp. (+26%), Las Vegas Sands Corp. (+30%) and MGM Mirage (+30%) aided Fund results for the period.

What changes were made to the portfolio during the period?

During the six-month period, the portfolio's average sector allocations emphasized the consumer discretionary, health care, financials and industrials sectors. On average, the energy, information technology and utilities sectors were significantly underweighted relative to the portfolio's primary benchmark, the S&P 500 Index. Sector weightings are primarily a residual of the stock-selection process.

How would you characterize the Fund's position at the close of the period?

As of November 30, 2006, the Fund's most significant sector allocations were in consumer discretionary, financials, industrials and health care. At fiscal year-end, the portfolio had little exposure to areas such as utilities.

Thomas F. Marsico
Portfolio Manager

Marsico Capital Management, LLC

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.
--------------------------------------------------------------------------------


6         FDP SERIES, INC.                              NOVEMBER 30, 2006

Van Kampen Value FDP Fund

What is the Fund's investment objective?

The Fund seeks to provide shareholders with capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies that Fund management believes possess the potential for capital growth and income.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2006, the Institutional, Investor A, Investor B and Investor C Shares of Van Kampen Value FDP Fund had total returns of +8.71%, +8.56%, +8.17% and +8.11%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 15 of this report to shareholders.) For the same period, the Fund's benchmarks, the Russell 1000 Value Index and the Standard & Poor's (S&P) 500 Index, posted respective returns of +12.92% and +11.33%.

Generally speaking, value stocks (as measured by the Russell 1000 Value Index) performed well during the period under review. Risk aversion increased dramatically earlier in 2006, as the Federal Open Market Committee continued to raise the target federal funds rate and the housing market began to show signs of deterioration. In addition, less competitive bond yields helped foster investor preference for dividend-paying stocks (which are typically considered value-style investments). In this environment, the best-performing areas of the Russell 1000 Value Index were the telecommunication services and energy sectors, while the worst-performing sectors were industrials and materials.

What factors most influenced Fund performance?

The Fund employs a strictly bottom-up security-selection process and, therefore, all sector weights are a result of individual stock selection. For discussion purposes, however, we have provided a sector-level view of performance. Relative to the Russell 1000 Value Index, stock selection within the technology sector, an overweight allocation to telecommunication services stocks and an underweight position in the industrials group acted as the primary contributors to relative performance. In contrast, the primary detractor from the Fund's performance relative to the Russell 1000 Value Index was stock selection in the health care sector, in which the Fund almost exclusively holds large cap pharmaceutical companies. In addition, stock selection and the resulting overweight allocation to materials stocks hindered returns, as did the Fund's considerable energy underweight. Moreover, we note that the Russell 1000 Value Index has outpaced 96% of all actively managed value funds year-to-date through November 30, 2006, meaning that, for the second consecutive year, the Russell 1000 Value Index has proved to be a difficult benchmark to beat.

What changes were made to the portfolio during the period?

Our investment process did not lead to any major shifts in the portfolio's composition during the six-month reporting period. We continued to maintain our focus on seeking stocks with reasonable valuations relative to our assessment of fair value. However, recent market conditions have provided few attractive investment opportunities, in our view.

How would you characterize the Fund's position at the close of the period?

At the close of the period, the Fund's largest underweight positions relative to the Russell 1000 Value Index were in the energy, financials and industrials sectors, reflecting a lack of compelling valuation and risk/reward opportunities in these areas, according to our measures. The health care sector, primarily composed of large cap pharmaceutical stocks, remained the Fund's largest overweight, followed by the materials sector.

B. Robert Baker, Jr.
Portfolio Manager

Jason S. Leder
Portfolio Manager

Kevin C. Holt
Portfolio Manager

Van Kampen Asset Management

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.
--------------------------------------------------------------------------------


          FDP SERIES, INC.                              NOVEMBER 30, 2006      7

A Discussion With Your Funds' Portfolio Managers (concluded)

Franklin Templeton Total Return FDP Fund

What is the Fund's investment objective?

The Fund's primary objective is to provide shareholders with high current income, consistent with preservation of capital. Its secondary objective is capital appreciation over the long term. Under normal market conditions, the Fund invests at least 85% of its assets in investment-grade debt securities. The Fund focuses on government and corporate debt securities and mortgage- and asset-backed securities. The Fund may invest up to 20% of its total assets in foreign securities and up to 10% of its total assets in non-U.S.-dollar-denominated securities.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2006, the Institutional, Investor A, Investor B and Investor C Shares of Franklin Templeton Total Return FDP Fund had total returns of +5.90%, +5.76%, +5.49% and +5.46%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 15 of this report to shareholders.) For the same period, the Fund's benchmark, the Lehman Brothers U.S. Universal Index, returned +6.08%.

Oil prices reached a historical high during the reporting period, which contributed to a rise in headline, or overall, inflation. Core inflation, which excludes food and energy costs, remained contained but nonetheless began to experience some upward pressure. Oil prices fell in the latter half of the reporting period, partly due to ample supply and easing demand. Many retail goods prices also declined. Lower prices, in conjunction with relatively stable inflation, contributed to declining interest rates.

Several times during the period the Federal Reserve Board (the Fed) acknowledged the economy's strength as well as the potential inflationary pressure from high energy prices. The Fed raised the federal funds target rate to 5.25% in June, and since then left it unchanged. The Fed indicated its future decisions would be highly dependent on forthcoming economic data. The 10-year Treasury note yield rose from 5.12% at the beginning of the period to a high of 5.25% on June 28 before falling to 4.46% on November 30, 2006. The decline reflected some concerns about the slowing housing market and its potential effect on the economy.

What factors most influenced Fund performance?

During the reporting period, the Fund's non-U.S.-dollar investments provided strong relative returns, as many foreign currencies outperformed the U.S. dollar. In addition, the Fund's positioning along the yield curve contributed positively to returns. The portfolio's allocations to the credit sectors and mortgage-backed securities were small positive contributors to overall returns, and most other sectors had little impact. The asset-backed securities sector was a very slight detractor.

What changes were made to the portfolio during the period?

Overall, our major investment themes evolved, but did not change dramatically during the reporting period. We continued to build a portfolio of fixed income securities that we believed offered value in addition to income. During the period, we found value in non-U.S.-dollar bonds as we examined debt from non-euro Europe and non-Japan Asia, regions we believe are often overlooked. We also examined debt in some more traditional non-dollar areas. For example, we increased exposure to the Japanese yen, which underperformed many of the other Asian currencies we own, and in our view, had become undervalued.

How would you characterize the Fund's position at the close of the period?

The Fed left short-term interest rates unchanged at recent meetings, and rate increases were no longer priced into market expectations. In fact, the market had priced in rate cuts within the next year.

Generally speaking, within our multi-sector strategy, we compare U.S. Treasury securities of varying maturities along the yield curve with agency debentures, agency mortgages and asset-backed securities. During the period, we found investment opportunities we felt were attractive outside the Treasury sector. At period-end, we were heavily weighted in international securities, relative to historical levels.


8         FDP SERIES, INC.                              NOVEMBER 30, 2006

In addition, although near-term profit forecasts appeared strong, we believe profit growth may slow during the next few quarters. Given this possibility, as well as other risks across the credit spectrum, we looked to invest in more defensive sectors, such as highly rated commercial mortgage-backed securities, for the Fund's credit allocation.

We thank you for your investment in Franklin Templeton Total Return FDP Fund, and we look forward to updating you in our next report to shareholders.

Roger A. Bayston, CFA
Portfolio Manager

Franklin Advisers, Inc.

December 30, 2006

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.
--------------------------------------------------------------------------------


          FDP SERIES, INC.                              NOVEMBER 30, 2006      9

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

Shares are only available for purchase through the FDP Service. The Fund has multiple classes of shares:

--------------------------------------------------------------------------------

For MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund:

o Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

--------------------------------------------------------------------------------

For Franklin Templeton Total Return FDP Fund:

o Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

--------------------------------------------------------------------------------

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For the MFS Research International FDP Fund only, the Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds' Investment Adviser waived a portion of its fees. Without such waiver, the Funds' performance would have been lower.


10        FDP SERIES, INC.                              NOVEMBER 30, 2006

Recent Performance Results

                                                                         6-Month           12-Month    Since Inception  Standardized
As of November 30, 2006                                                Total Return      Total Return    Total Return   30-Day Yield
====================================================================================================================================
MFS Research International FDP Fund Institutional Shares*                 +11.13%           +27.53%         +35.69%            --
------------------------------------------------------------------------------------------------------------------------------------
MFS Research International FDP Fund Investor A Shares*                    +10.98            +27.26          +35.28             --
------------------------------------------------------------------------------------------------------------------------------------
MFS Research International FDP Fund Investor B Shares*                    +10.54            +26.17          +33.86             --
------------------------------------------------------------------------------------------------------------------------------------
MFS Research International FDP Fund Investor C Shares*                    +10.52            +26.27          +33.84             --
------------------------------------------------------------------------------------------------------------------------------------
Marsico Growth FDP Fund Institutional Shares*                             + 6.17            + 7.68          +13.60             --
------------------------------------------------------------------------------------------------------------------------------------
Marsico Growth FDP Fund Investor A Shares*                                + 5.89            + 7.40          +13.20             --
------------------------------------------------------------------------------------------------------------------------------------
Marsico Growth FDP Fund Investor B Shares*                                + 5.56            + 6.66          +12.10             --
------------------------------------------------------------------------------------------------------------------------------------
Marsico Growth FDP Fund Investor C Shares*                                + 5.56            + 6.66          +12.10             --
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Value FDP Fund Institutional Shares*                           + 8.71            +13.17          +14.76             --
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Value FDP Fund Investor A Shares*                              + 8.56            +12.84          +14.42             --
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Value FDP Fund Investor B Shares*                              + 8.17            +12.08          +13.31             --
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Value FDP Fund Investor C Shares*                              + 8.11            +12.05          +13.28             --
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund Institutional Shares*            + 5.90            + 6.03          + 5.32           4.37%
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund Investor A Shares*               + 5.76            + 5.77          + 4.97           3.95
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund Investor B Shares*               + 5.49            + 5.21          + 4.23           3.60
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund Investor C Shares*               + 5.46            + 5.16          + 4.17           3.55
------------------------------------------------------------------------------------------------------------------------------------
MSCI Europe, Australasia and Far East Index**                             +11.19            +28.20          +38.12             --
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index***                                                       +11.33            +14.23          +16.24             --
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Citigroup Value Index****                                         +11.11            +18.01          +22.39             --
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index*****                                 + 6.08            + 6.44          + 6.40             --
------------------------------------------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index+                                              +12.92            +20.30          +22.10             --
------------------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date for MFS Research International FDP Fund, the Marsico Growth FDP Fund and the Van Kampen Value FDP Fund. Cumulative total investment returns are based on changes in net asset values for the periods shown and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date for Franklin Templeton Total Return FDP Fund. The Funds commenced operations on 7/27/05.
** This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East. Since inception total return is from 7/27/05.
*** This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 7/27/05.
**** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. Since inception total return is from 7/27/05.
***** This unmanaged broad-based Index represents the union of the U.S.
      Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High-Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Since inception total return is from 7/27/05.
+ This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values. Since inception total return is from 7/27/05.

      S&P 500 is a trademark of the McGraw-Hill Companies.

      Russell 1000 is a registered trademark of the Frank Russell Company.


          FDP SERIES, INC.                              NOVEMBER 30, 2006     11

Performance Data (continued)                 MFS Research International FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B and Investor C Shares compared to growth of an investment in the MSCI Europe, Australasia and Far East Index. Values are from July 27, 2005 to November 2006.

                                                                                                                        MSCI Europe,
                  Institutional                Investor A                Investor B                 Investor C       Australasia and
                       Shares*+                  Shares*+                  Shares*+                   Shares*+      Far East Index++
7/27/05**               $10,000                   $ 9,475                   $10,000                    $10,000               $10,000
11/05                   $10,640                   $10,072                   $10,610                    $10,600               $10,774
11/06                   $13,569                   $12,818                   $12,986                    $13,384               $13,812

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ MFS Research International FDP Fund invests, under normal market conditions, at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies.
++ This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                       Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 11/30/06                                                +27.53%
--------------------------------------------------------------------------------
Inception (7/27/05) through 11/30/06                                   +25.47
--------------------------------------------------------------------------------

                                                  Return Without    Return With
                                                   Sales Charge    Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 11/30/06                               +27.26%          +20.58%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 11/30/06                                      +25.19           +20.27
--------------------------------------------------------------------------------

                                                      Return           Return
                                                   Without CDSC     With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 11/30/06                               +26.17%          +21.67%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 11/30/06                                      +24.21           +21.44
--------------------------------------------------------------------------------

                                                      Return           Return
                                                   Without CDSC     With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 11/30/06                               +26.27%          +25.27%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 11/30/06                                      +24.20           +24.20
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


12        FDP SERIES, INC.                              NOVEMBER 30, 2006

Performance Data (continued)                             Marsico Growth FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B and Investor C Shares compared to growth of an investment in the S&P 500(R) Index. Values are from July 27, 2005 to November 2006.

                  Institutional              Investor A                Investor B                 Investor C             S&P 500(R)
                       Shares*+                Shares*+                  Shares*+                   Shares*+               Index++
7/27/05**               $10,000                 $ 9,475                   $10,000                    $10,000               $10,000
11/05                   $10,550                 $ 9,987                   $10,510                    $10,510               $10,176
11/06                   $11,360                 $10,726                   $10,810                    $11,210               $11,624

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ Marsico Growth FDP Fund invests primarily in equity securities of large cap companies that are selected for their growth potential.
++ This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE capitalization and 30% of NYSE issues.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                       Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 11/30/06                                                +7.68%
--------------------------------------------------------------------------------
Inception (7/27/05) through 11/30/06                                   +9.94
--------------------------------------------------------------------------------

                                                  Return Without    Return With
                                                   Sales Charge    Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 11/30/06                               +7.40%           +1.76%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 11/30/06                                      +9.65            +5.35
--------------------------------------------------------------------------------

                                                      Return           Return
                                                   Without CDSC     With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 11/30/06                               +6.66%           +2.16%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 11/30/06                                      +8.86            +5.96
--------------------------------------------------------------------------------

                                                      Return           Return
                                                   Without CDSC     With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 11/30/06                               +6.66%           +5.66%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 11/30/06                                      +8.86            +8.86
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


          FDP SERIES, INC.                              NOVEMBER 30, 2006     13

Performance Data (continued)                           Van Kampen Value FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B and Investor C Shares compared to growth of an investment in the S&P 500 Citigroup Value Index. Values are from July 27, 2005 to November 2006.

                                                                                                           S&P 500           Russell
                  Institutional         Investor A            Investor B          Investor C             Citigroup        1000 Value
                       Shares*+           Shares*+              Shares*+            Shares*+         Value Index++             Index
7/27/05**               $10,000            $ 9,475               $10,000             $10,000               $10,000           $10,000
11/05                   $10,140            $ 9,608               $10,110             $10,110               $10,176           $10,150
11/06                   $11,476            $10,841               $10,931             $11,328               $12,239           $12,210

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ Van Kampen Value FDP Fund invests, under normal market conditions, primarily in a portfolio of equity securities, consisting principally of common stocks.
++ This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.
+++ This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                      Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 11/30/06                                               +13.17%
--------------------------------------------------------------------------------
Inception (7/27/05) through 11/30/06                                  +10.77
--------------------------------------------------------------------------------

                                                  Return Without    Return With
                                                   Sales Charge    Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 11/30/06                              +12.84%           +6.91%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 11/30/06                                     +10.53            +6.19
--------------------------------------------------------------------------------

                                                      Return           Return
                                                   Without CDSC     With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 11/30/06                              +12.08%           +7.58%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 11/30/06                                     + 9.74            +6.84
--------------------------------------------------------------------------------

                                                      Return           Return
                                                   Without CDSC     With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 11/30/06                              +12.05%          +11.05%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 11/30/06                                      +9.71            +9.71
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


14        FDP SERIES, INC.                              NOVEMBER 30, 2006

Performance Data (concluded)            Franklin Templeton Total Return FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B and Investor C Shares compared to growth of an investment in the Lehman Brothers U.S. Universal Index. Values are from July 27, 2005 to November 2006.

                                                                                                                     Lehman Brothers
                  Institutional                Investor A                Investor B                 Investor C        U.S. Universal
                       Shares*+                  Shares*+                  Shares*+                   Shares*+               Index++
7/27/05**               $10,000                   $ 9,600                   $10,000                    $10,000               $10,000
11/05                   $ 9,933                   $ 9,527                   $ 9,907                    $ 9,905               $ 9,997
11/06                   $10,532                   $10,077                   $10,024                    $10,417               $10,640

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ Franklin Templeton Total Return FDP Fund invests, under normal market conditions, at least 85% of its assets in investment grade debt securities.
++ This unmanaged broad-based Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High-Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                       Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 11/30/06                                                +6.03%
--------------------------------------------------------------------------------
Inception (7/27/05) through 11/30/06                                   +3.93
--------------------------------------------------------------------------------

                                                  Return Without    Return With
                                                   Sales Charge    Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 11/30/06                               +5.77%           +1.54%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 11/30/06                                      +3.67            +0.57
--------------------------------------------------------------------------------

                                                      Return           Return
                                                   Without CDSC     With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 11/30/06                               +5.21%           +1.21%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 11/30/06                                      +3.13            +0.18
--------------------------------------------------------------------------------

                                                      Return           Return
                                                   Without CDSC     With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 11/30/06                               +5.16%           +4.16%
--------------------------------------------------------------------------------
Inception (7/27/05)
through 11/30/06                                      +3.08            +3.08
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 4%.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


          FDP SERIES, INC.                              NOVEMBER 30, 2006     15

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2006 and held through November 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table of each Fund provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the tables are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

MFS Research International FDP Fund

                                                                                                           Expenses Paid
                                                               Beginning               Ending           During the Period*
                                                             Account Value          Account Value         June 1, 2006 to
                                                              June 1, 2006        November 30, 2006      November 30, 2006
==========================================================================================================================
Actual
==========================================================================================================================
Institutional                                                  $   1,000              $1,111.30              $    8.15
--------------------------------------------------------------------------------------------------------------------------
Investor A                                                     $   1,000              $1,109.80              $    9.47
--------------------------------------------------------------------------------------------------------------------------
Investor B                                                     $   1,000              $1,105.40              $   13.56
--------------------------------------------------------------------------------------------------------------------------
Investor C                                                     $   1,000              $1,105.20              $   13.51
==========================================================================================================================
Hypothetical (5% annual return before expenses)**
==========================================================================================================================
Institutional                                                  $   1,000              $1,017.38              $    7.79
--------------------------------------------------------------------------------------------------------------------------
Investor A                                                     $   1,000              $1,016.13              $    9.05
--------------------------------------------------------------------------------------------------------------------------
Investor B                                                     $   1,000              $1,012.21              $   12.96
--------------------------------------------------------------------------------------------------------------------------
Investor C                                                     $   1,000              $1,012.26              $   12.91
--------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.54% for Institutional, 1.79% for Investor A, 2.57% for Investor B and 2.56% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


16        FDP SERIES, INC.                              NOVEMBER 30, 2006

Marsico Growth FDP Fund

                                                                                                           Expenses Paid
                                                               Beginning               Ending           During the Period*
                                                             Account Value          Account Value         June 1, 2006 to
                                                              June 1, 2006        November 30, 2006      November 30, 2006
==========================================================================================================================
Actual
==========================================================================================================================
Institutional                                                  $   1,000              $1,061.70              $    6.10
--------------------------------------------------------------------------------------------------------------------------
Investor A                                                     $   1,000              $1,058.90              $    7.38
--------------------------------------------------------------------------------------------------------------------------
Investor B                                                     $   1,000              $1,055.60              $   11.39
--------------------------------------------------------------------------------------------------------------------------
Investor C                                                     $   1,000              $1,055.60              $   11.34
==========================================================================================================================
Hypothetical (5% annual return before expenses)**
==========================================================================================================================
Institutional                                                  $   1,000              $1,019.18              $    5.97
--------------------------------------------------------------------------------------------------------------------------
Investor A                                                     $   1,000              $1,017.93              $    7.23
--------------------------------------------------------------------------------------------------------------------------
Investor B                                                     $   1,000              $1,014.02              $   11.16
--------------------------------------------------------------------------------------------------------------------------
Investor C                                                     $   1,000              $1,014.07              $   11.11
--------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.18% for Institutional, 1.43% for Investor A, 2.21% for Investor B and 2.20% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

Van Kampen Value FDP Fund

                                                                                                           Expenses Paid
                                                               Beginning               Ending           During the Period*
                                                             Account Value          Account Value         June 1, 2006 to
                                                              June 1, 2006        November 30, 2006      November 30, 2006
==========================================================================================================================
Actual
==========================================================================================================================
Institutional                                                  $   1,000              $1,087.10              $    5.76
--------------------------------------------------------------------------------------------------------------------------
Investor A                                                     $   1,000              $1,085.60              $    7.06
--------------------------------------------------------------------------------------------------------------------------
Investor B                                                     $   1,000              $1,081.70              $   11.12
--------------------------------------------------------------------------------------------------------------------------
Investor C                                                     $   1,000              $1,081.10              $   11.11
==========================================================================================================================
Hypothetical (5% annual return before expenses)**
==========================================================================================================================
Institutional                                                  $   1,000              $1,019.58              $    5.57
--------------------------------------------------------------------------------------------------------------------------
Investor A                                                     $   1,000              $1,018.33              $    6.83
--------------------------------------------------------------------------------------------------------------------------
Investor B                                                     $   1,000              $1,014.42              $   10.76
--------------------------------------------------------------------------------------------------------------------------
Investor C                                                     $   1,000              $1,014.42              $   10.76
--------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.10% for Institutional, 1.35% for Investor A, 2.13% for Investor B and 2.13% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


          FDP SERIES, INC.                              NOVEMBER 30, 2006     17

Disclosure of Expenses (concluded)

Franklin Templeton Total Return FDP Fund

                                                                                                           Expenses Paid
                                                               Beginning               Ending           During the Period*
                                                             Account Value          Account Value         June 1, 2006 to
                                                              June 1, 2006        November 30, 2006      November 30, 2006
==========================================================================================================================
Actual
==========================================================================================================================
Institutional                                                  $   1,000              $   1,059.00           $   4.13
--------------------------------------------------------------------------------------------------------------------------
Investor A                                                     $   1,000              $   1,057.60           $   5.42
--------------------------------------------------------------------------------------------------------------------------
Investor B                                                     $   1,000              $   1,054.90           $   8.14
--------------------------------------------------------------------------------------------------------------------------
Investor C                                                     $   1,000              $   1,054.60           $   8.40
==========================================================================================================================
Hypothetical (5% annual return before expenses)**
==========================================================================================================================
Institutional                                                  $   1,000              $   1,021.09           $   4.05
--------------------------------------------------------------------------------------------------------------------------
Investor A                                                     $   1,000              $   1,019.84           $   5.32
--------------------------------------------------------------------------------------------------------------------------
Investor B                                                     $   1,000              $   1,017.18           $   7.99
--------------------------------------------------------------------------------------------------------------------------
Investor C                                                     $   1,000              $   1,016.93           $   8.24
--------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.80% for Institutional, 1.05% for Investor A, 1.58% for Investor B and 1.63% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


18        FDP SERIES, INC.                              NOVEMBER 30, 2006

Portfolio Information as of November 30, 2006

Geographic Allocation

--------------------------------------------------------------------------------
                                                                      Percent of
MFS Research International FDP Fund                            Total Investments
--------------------------------------------------------------------------------
United Kingdom ..........................................               19.2%
Japan ...................................................               17.2
France ..................................................               12.8
Switzerland .............................................               10.9
Germany .................................................               10.6
Italy ...................................................                3.7
South Korea .............................................                3.4
Norway ..................................................                2.9
Brazil ..................................................                2.4
Hong Kong ...............................................                2.1
Mexico ..................................................                1.7
Canada ..................................................                1.6
Netherlands .............................................                1.3
Ireland .................................................                1.0
Taiwan ..................................................                0.8
Belgium .................................................                0.8
Austria .................................................                0.8
Turkey ..................................................                0.7
Singapore ...............................................                0.6
Czech Republic ..........................................                0.6
Hungary .................................................                0.5
Sweden ..................................................                0.5
Spain ...................................................                0.5
Russia ..................................................                0.5
Thailand ................................................                0.5
South Africa ............................................                0.4
Greece ..................................................                0.3
Philippines .............................................                0.3
Other* ..................................................                1.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Ten Largest Holdings

--------------------------------------------------------------------------------
                                                                      Percent of
MFS Research International FDP Fund                                   Net Assets
--------------------------------------------------------------------------------
GlaxoSmithKline Plc .....................................                3.0%
Royal Dutch Shell Plc ...................................                2.5
Total SA ................................................                2.4
Nestle SA Registered Shares .............................                2.2
E.ON AG .................................................                2.0
UBS AG ..................................................                2.0
Bayer AG ................................................                2.0
BHP Billiton Plc ........................................                1.9
BNP Paribas .............................................                1.9
Royal Bank of Scotland Group Plc ........................                1.8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Marsico Growth FDP Fund                                               Net Assets
--------------------------------------------------------------------------------
United Health Group, Inc. ...............................                5.4%
Goldman Sachs Group, Inc. ...............................                5.1
UBS AG Registered .......................................                4.0
Genentech, Inc. .........................................                3.9
Procter & Gamble Co. ....................................                3.7
Comcast Corp. Class A ...................................                3.6
FedEx Corp. .............................................                3.4
Burlington Northern Santa Fe Corp. ......................                3.3
Las Vegas Sands Corp. ...................................                2.8
MGM Mirage ..............................................                2.8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                             Net Assets
--------------------------------------------------------------------------------
Citigroup, Inc. .........................................                3.9%
Bank of America Corp. ...................................                3.3
E.I. du Pont de Nemours & Co. ...........................                3.0
Verizon Communications, Inc. ............................                2.9
International Paper Co. .................................                2.9
Bristol-Myers Squibb Co. ................................                2.8
AT&T, Inc. ..............................................                2.7
Freddie Mac .............................................                2.6
Wal-Mart Stores, Inc. ...................................                2.4
Alcoa, Inc. .............................................                2.3
--------------------------------------------------------------------------------


          FDP SERIES, INC.                              NOVEMBER 30, 2006     19

Portfolio Information as of November 30, 2006 (concluded)

Sector Representation

--------------------------------------------------------------------------------
                                                                      Percent of
MFS Research International FDP Fund                            Total Investments
--------------------------------------------------------------------------------
Financials ..............................................               29.2%
Consumer Discretionary ..................................               12.8
Materials ...............................................               10.2
Energy ..................................................                8.2
Health Care .............................................                7.7
Consumer Staples ........................................                7.6
Industrials .............................................                6.7
Information Technology ..................................                5.9
Telecommunication Services ..............................                5.4
Utilities ...............................................                4.8
Other* ..................................................                1.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Marsico Growth FDP Fund                                        Total Investments
--------------------------------------------------------------------------------
Consumer Discretionary ..................................               24.1%
Industrials .............................................               18.2
Financials ..............................................               17.8
Health Care .............................................               12.1
Consumer Staples ........................................                5.4
Materials ...............................................                4.1
Telecommunication Services ..............................                4.1
Information Technology ..................................                3.2
Energy ..................................................                2.3
Utilities ...............................................                0.5
Other* ..................................................                8.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                      Total Investments
--------------------------------------------------------------------------------
Financials ..............................................               25.0%
Health Care .............................................               20.1
Consumer Staples ........................................               15.5
Consumer Discretionary ..................................               11.8
Materials ...............................................                9.9
Information Technology ..................................                8.4
Telecommunication Services ..............................                7.4
Industrials .............................................                0.8
Energy ..................................................                0.6
Utilities ...............................................                0.4
Other* ..................................................                0.1
--------------------------------------------------------------------------------

*     Includes portfolio holdings in short-term investments.

      For Fund compliance purposes, the Fund's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease. Industry classifications are shown as a percent of net assets.

Five Largest Industries

--------------------------------------------------------------------------------
                                                                      Percent of
MFS Research International FDP Fund                                   Net Assets
--------------------------------------------------------------------------------
Commercial Banks ........................................               21.6%
Oil, Gas & Consumable Fuels .............................                7.7
Pharmaceuticals .........................................                6.5
Chemicals ...............................................                5.6
Diversified Telecommunication Services ..................                3.8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Marsico Growth FDP Fund                                               Net Assets
--------------------------------------------------------------------------------
Capital Markets .........................................               11.8%
Aerospace & Defense .....................................                9.5
Hotels, Restaurants & Leisure ...........................                9.0
Biotechnology ...........................................                6.6
Health Care Providers & Services ........................                5.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                             Net Assets
--------------------------------------------------------------------------------
Pharmaceuticals .........................................               16.5%
Media ...................................................                9.2
Diversified Financial Services ..........................                8.6
Diversified Telecommunication Services ..................                5.8
Commercial Banks ........................................                4.8
--------------------------------------------------------------------------------

S&P Rating/Moody's Rating

--------------------------------------------------------------------------------
                                                                      Percent of
Franklin Templeton Total Return FDP Fund                       Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               70.3%
AA/Aa ...................................................                0.6
A/A .....................................................                3.9
BBB/Baa .................................................                6.3
BB/Ba ...................................................                1.0
B/B .....................................................                1.3
CCC/Caa .................................................                0.1
NR (Not Rated) ..........................................                8.2
Other* ..................................................                8.3
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Asset Mix

--------------------------------------------------------------------------------
                                                                      Percent of
Franklin Templeton Total Return FDP Fund                       Total Investments
--------------------------------------------------------------------------------
Government & Agency Obligations .........................               32.9%
Government Agency Mortgage-Backed Securities ............               29.6
Corporate Bonds .........................................               13.1
Non-Government Agency Mortgage-Backed Securities ........                6.0
Asset-Backed Securities .................................                5.3
Foreign Government Obligations ..........................                4.2
Preferred Securities ....................................                0.5
Other* ..................................................                8.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


20        FDP SERIES, INC.                              NOVEMBER 30, 2006

Schedule of Investments    MFS Research International FDP Fund (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held          Value
================================================================================
Austria--0.8%
            Commercial Banks--0.8%
            Erste Bank der Oesterreichischen
              Sparkassen AG                             13,438      $    978,988
            --------------------------------------------------------------------
            Total Common Stocks in Austria                               978,988
================================================================================
Belgium--0.8%
            Chemicals--0.8%
            Umicore                                      6,770         1,017,620
            --------------------------------------------------------------------
            Total Common Stocks in Belgium                             1,017,620
================================================================================
Brazil--2.3%
            Commercial Banks--0.8%
            Banco Nossa Caixa SA                        14,990           347,989
            Uniao de Bancos Brasileiros SA (a)           7,480           633,332
                                                                    ------------
                                                                         981,321
            --------------------------------------------------------------------
            Consumer Finance--0.2%
            CSU Cardsystem SA (b)                       47,870           262,014
            --------------------------------------------------------------------
            Electric Utilities--0.3%
            Equatorial Energia SA (b)                   55,230           445,156
            --------------------------------------------------------------------
            Internet Software &
            Services--0.2%
            Universo Online SA (b)                      51,800           308,647
            --------------------------------------------------------------------
            Metals & Mining--0.3%
            Cia Siderurgica Nacional SA (a)             14,030           418,375
            --------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--0.3%
            Petroleo Brasileiro SA (a)                   4,780           450,037
            --------------------------------------------------------------------
            Paper & Forest Products--0.2%
            Votorantim Celulose e Papel SA              10,540           209,746
            --------------------------------------------------------------------
            Total Common Stocks in Brazil                              3,075,296
================================================================================
Canada--1.6%
            Diversified Telecommunication
            Services--0.9%
            TELUS Corp.                                 24,390         1,196,382
            --------------------------------------------------------------------
            Wireless Telecommunication
            Services--0.7%
            Rogers Communications, Inc. Class B         13,930           853,449
            --------------------------------------------------------------------
            Total Common Stocks in Canada                              2,049,831
================================================================================
Czech Republic--0.6%
            Electric Utilities--0.6%
            CEZ                                         17,850           792,646
            --------------------------------------------------------------------
            Total Common Stocks in the Czech Republic                    792,646
================================================================================
France--12.7%
            Beverages--0.5%
            Pernod-Ricard                                2,720           602,291
            --------------------------------------------------------------------
            Commercial Banks--3.2%
            BNP Paribas                                 23,298         2,510,022
            Credit Agricole SA                          38,870         1,645,730
                                                                    ------------
                                                                       4,155,752
            --------------------------------------------------------------------
            Diversified Telecommunication
            Services--0.9%
            France Telecom SA                           43,830         1,137,703
            --------------------------------------------------------------------
            Electrical Equipment--1.2%
            Schneider Electric SA                       14,730         1,594,747
            --------------------------------------------------------------------
            Gas Utilities--0.4%
            Gaz de France                               12,630           545,283
            --------------------------------------------------------------------
            IT Services--0.7%
            Cap Gemini SA                               14,870           906,273
            --------------------------------------------------------------------
            Insurance--1.7%
            AXA                                         59,590         2,257,048
            --------------------------------------------------------------------
            Machinery--0.2%
            Vallourec                                      985           264,549
            --------------------------------------------------------------------
            Multi-Utilities--0.7%
            Suez SA                                     19,570           939,507
            --------------------------------------------------------------------
            Oil, Gas & Consumable Fuels--2.4%
            Total SA                                    44,050         3,123,969
            --------------------------------------------------------------------
            Textiles, Apparel & Luxury
            Goods--0.8%
            LVMH Moet Hennessy Louis Vuitton SA         10,350         1,073,256
            --------------------------------------------------------------------
            Total Common Stocks in France                             16,600,378
================================================================================
Germany--10.4%
            Auto Components--1.5%
            Continental AG                              18,023         2,046,978
            --------------------------------------------------------------------
            Automobiles--1.1%
            Bayerische Motoren Werke AG                 25,410         1,401,926
            --------------------------------------------------------------------
            Chemicals--2.9%
            Bayer AG                                    49,850         2,570,105
            Linde AG                                    12,980         1,278,764
                                                                    ------------
                                                                       3,848,869
            --------------------------------------------------------------------
            Commercial Banks--0.7%
            Deutsche Postbank AG                        10,400           872,669
            --------------------------------------------------------------------
            Electric Utilities--2.0%
            E.ON AG                                     20,590         2,643,932
            --------------------------------------------------------------------
            Industrial Conglomerates--1.3%
            Siemens AG                                  18,120         1,724,674
            --------------------------------------------------------------------
            Textiles, Apparel & Luxury
            Goods--0.9%
            Adidas-Salomon AG                           23,500         1,157,431
            --------------------------------------------------------------------
            Total Common Stocks in Germany                            13,696,479
================================================================================
Greece--0.3%
            Commercial Banks--0.3%
            Bank of Cyprus Public Co. Ltd.              33,890           438,947
            --------------------------------------------------------------------
            Total Common Stocks in Greece                                438,947
================================================================================
Hong Kong--2.1%
            Commercial Banks--1.4%
            BOC Hong Kong Holdings Ltd.                666,000         1,604,479
            Industrial & Commercial Bank of
              China (b)                                581,960           294,767
                                                                    ------------
                                                                       1,899,246
            --------------------------------------------------------------------
            Distributors--0.7%
            Li & Fung Ltd.                             297,800           865,214
            --------------------------------------------------------------------
            Total Common Stocks in Hong Kong                           2,764,460
================================================================================
Hungary--0.5%
            Commercial Banks--0.5%
            OTP Bank Rt (a)                              8,770           672,694
            --------------------------------------------------------------------
            Total Common Stocks in Hungary                               672,694
================================================================================


          FDP SERIES, INC.                              NOVEMBER 30, 2006     21

Schedule of Investments (continued)          MFS Research International FDP Fund
                                                               (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held          Value
================================================================================
Ireland--1.0%
            Construction Materials--1.0%
            CRH Plc                                     33,160      $  1,249,390
            --------------------------------------------------------------------
            Total Common Stocks in Ireland                             1,249,390
================================================================================
Italy--3.7%
            Aerospace & Defense--0.8%
            Finmeccanica SpA                            40,560         1,006,144
            --------------------------------------------------------------------
            Commercial Banks--1.2%
            UniCredito Italiano SpA                    188,610         1,628,097
            --------------------------------------------------------------------
            Energy Equipment & Services--0.4%
            Saipem SpA                                  18,810           474,454
            --------------------------------------------------------------------
            Insurance--1.3%
            Assicurazioni Generali SpA                  39,260         1,711,116
            --------------------------------------------------------------------
            Total Common Stocks in Italy                               4,819,811
================================================================================
Japan--17.0%
            Automobiles--1.8%
            Honda Motor Co., Ltd.                       37,700         1,335,320
            Toyota Motor Corp.                          16,700         1,012,777
                                                                    ------------
                                                                       2,348,097
            --------------------------------------------------------------------
            Building Products--0.9%
            Asahi Glass Co., Ltd.                       97,000         1,146,352
            --------------------------------------------------------------------
            Commercial Banks--3.5%
            Mitsubishi UFJ Financial Group, Inc.           149         1,905,058
            Shinsei Bank Ltd.                          127,000           752,641
            Sumitomo Mitsui Financial Group, Inc.          187         1,970,887
                                                                    ------------
                                                                       4,628,586
            --------------------------------------------------------------------
            Consumer Finance--1.2%
            Aeon Credit Service Co., Ltd.               52,200         1,021,407
            ORIX Corp.                                   2,150           588,787
                                                                    ------------
                                                                       1,610,194
            --------------------------------------------------------------------
            Electronic Equipment &
            Instruments--0.3%
            Nippon Electric Glass Co.                   17,000           369,358
            --------------------------------------------------------------------
            Food & Staples Retailing--0.3%
            Sundrug Co., Ltd.                           20,700           458,689
            --------------------------------------------------------------------
            Gas Utilities--0.7%
            Tokyo Gas Co., Ltd.                        183,000           907,451
            --------------------------------------------------------------------
            Household Products--1.0%
            Kao Corp.                                   48,000         1,293,767
            --------------------------------------------------------------------
            Leisure Equipment &
            Products--0.6%
            Namco Bandai Holdings, Inc.                 52,400           794,001
            --------------------------------------------------------------------
            Machinery--1.2%
            Fanuc Ltd.                                  16,700         1,522,051
            --------------------------------------------------------------------
            Media--0.5%
            Nippon Television Network Corp.              5,500           736,469
            --------------------------------------------------------------------
            Office Electronics--0.7%
            Konica Minolta Holdings, Inc.               60,500           878,061
            --------------------------------------------------------------------
            Pharmaceuticals--1.3%
            Astellas Pharma, Inc.                       38,600         1,687,322
            --------------------------------------------------------------------
            Software--1.8%
            Capcom Co., Ltd.                            29,600           525,489
            Konami Corp.                                29,600           851,523
            Nintendo Co., Ltd.                           4,000           953,739
                                                                    ------------
                                                                       2,330,751
            --------------------------------------------------------------------
            Trading Companies &
            Distributors--0.6%
            Mitsubishi Corp.                            46,400           865,829
            --------------------------------------------------------------------
            Wireless Telecommunication
            Services--0.6%
            KDDI Corp.                                     119           795,698
            --------------------------------------------------------------------
            Total Common Stocks in Japan                              22,372,676
================================================================================
Mexico--1.7%
            Beverages--0.2%
            Grupo Modelo SA                             56,470           306,576
            --------------------------------------------------------------------
            Building Products--0.4%
            Cemex, SA de CV (a)(b)                      17,484           568,929
            --------------------------------------------------------------------
            Household Products--0.2%
            Kimberly-Clark de Mexico, SA de CV          62,230           260,283
            --------------------------------------------------------------------
            Media--0.5%
            Grupo Televisa, SA (a)                      22,220           583,942
            --------------------------------------------------------------------
            Specialty Retail--0.1%
            Grupo Elektra, SA de CV                     14,670           154,265
            --------------------------------------------------------------------
            Wireless Telecommunication
            Services--0.3%
            America Movil, SA de CV (a)                  8,440           375,327
            --------------------------------------------------------------------
            Total Common Stocks in Mexico                              2,249,322
================================================================================
Netherlands--1.3%
            Household Durables--1.0%
            Koninklijke Philips Electronics NV          36,400         1,354,111
            --------------------------------------------------------------------
            Semiconductors & Semiconductor
            Equipment--0.3%
            ASML Holding NV (b)                         12,900           320,497
            --------------------------------------------------------------------
            Total Common Stocks in the Netherlands                     1,674,608
================================================================================
Norway--2.9%
            Diversified Telecommunication
            Services--1.1%
            Telenor ASA                                 86,550         1,485,870
            --------------------------------------------------------------------
            Oil, Gas & Consumable Fuels--1.8%
            Norsk Hydro ASA                             30,800           762,525
            Statoil ASA                                 55,930         1,552,653
                                                                    ------------
                                                                       2,315,178
            --------------------------------------------------------------------
            Total Common Stocks in Norway                              3,801,048
================================================================================
Philippines--0.3%
            Diversified Telecommunication
            Services--0.3%
            Philippine Long Distance Telephone           7,240           359,552
            --------------------------------------------------------------------
            Total Common Stocks in the Philippines                       359,552
================================================================================


22        FDP SERIES, INC.                              NOVEMBER 30, 2006

Schedule of Investments (continued)          MFS Research International FDP Fund
                                                               (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held          Value
================================================================================
Russia--0.5%
            Metals & Mining--0.1%
            OAO TMK (a)(b)(c)                            4,970      $    145,621
            --------------------------------------------------------------------
            Oil, Gas & Consumable Fuels--0.4%
            OAO Gazprom (a)                             10,150           474,005
            --------------------------------------------------------------------
            Total Common Stocks in Russia                                619,626
================================================================================
Singapore--0.6%
            Diversified Telecommunication
            Services--0.6%
            Singapore Telecommunications Ltd.          431,700           807,728
            --------------------------------------------------------------------
            Total Common Stocks in Singapore                             807,728
================================================================================
South Africa--0.3%
            Oil, Gas & Consumable Fuels--0.3%
            Sasol Ltd.                                  12,950           454,624
            --------------------------------------------------------------------
            Total Common Stocks in South Africa                          454,624
================================================================================
South Korea--3.3%
            Commercial Banks--0.6%
            Hana Financial Group, Inc.                  16,300           833,109
            --------------------------------------------------------------------
            Food Products--0.3%
            Nong Shim Co., Ltd.                          1,344           394,805
            --------------------------------------------------------------------
            Metals & Mining--1.0%
            POSCO                                        4,191         1,316,804
            --------------------------------------------------------------------
            Semiconductors & Semiconductor
            Equipment--1.4%
            Samsung Electronics Co., Ltd.                2,689         1,846,002
            --------------------------------------------------------------------
            Total Common Stocks in South Korea                         4,390,720
================================================================================
Spain--0.5%
            Media--0.5%
            Antena 3 de Television SA                   27,940           665,670
            --------------------------------------------------------------------
            Total Common Stocks in Spain                                 665,670
================================================================================
Sweden--0.5%
            Commercial Banks--0.5%
            Svenska Handelsbanken Class A               24,900           670,762
            --------------------------------------------------------------------
            Total Common Stocks in Sweden                                670,762
================================================================================
Switzerland--10.8%
            Biotechnology--1.1%
            Actelion Ltd. (b)                            7,980         1,423,002
            --------------------------------------------------------------------
            Capital Markets--2.0%
            UBS AG                                      43,721         2,628,586
            --------------------------------------------------------------------
            Chemicals--1.9%
            Lonza Group AG Registered Shares             9,470           791,011
            Syngenta AG                                  9,800         1,723,832
                                                                    ------------
                                                                       2,514,843
            --------------------------------------------------------------------
            Commercial Banks--0.6%
            EFG International (b)                       20,920           785,547
            --------------------------------------------------------------------
            Food Products--2.2%
            Nestle SA Registered Shares                  8,062         2,845,649
            --------------------------------------------------------------------
            Insurance--0.8%
            Swiss Reinsurance Registered Shares         11,700           998,757
            --------------------------------------------------------------------
            Pharmaceuticals--2.2%
            Novartis AG Registered Shares               14,370           837,571
            Roche Holding AG                            11,860         2,142,598
                                                                    ------------
                                                                       2,980,169
            --------------------------------------------------------------------
            Total Common Stocks in Switzerland                        14,176,553
================================================================================
Taiwan--0.8%
            Commercial Banks--0.4%
            SinoPac Financial Holdings Co., Ltd.       971,000           520,929
            --------------------------------------------------------------------
            Semiconductors & Semiconductor
            Equipment--0.4%
            Taiwan Semiconductor Manufacturing
              Co., Ltd.                                248,087           502,464
            --------------------------------------------------------------------
            Total Common Stocks in Taiwan                              1,023,393
================================================================================
Thailand--0.4%
            Commercial Banks--0.4%
            Bangkok Bank PCL Foreign Shares            163,100           595,239
            --------------------------------------------------------------------
            Total Common Stocks in Thailand                              595,239
================================================================================
Turkey--0.7%
            Commercial Banks--0.7%
            Akbank T.A.S.                              170,521           955,973
            --------------------------------------------------------------------
            Total Common Stocks in Turkey                                955,973
================================================================================
United Kingdom--19.0%
            Beverages--1.0%
            Diageo Plc                                  70,270         1,348,876
            --------------------------------------------------------------------
            Commercial Banks--6.0%
            Barclays Plc                               163,080         2,181,517
            HSBC Holdings Plc                          128,510         2,369,570
            Royal Bank of Scotland Group Plc            66,600         2,411,535
            Standard Chartered Plc                      31,270           896,836
                                                                    ------------
                                                                       7,859,458
            --------------------------------------------------------------------
            Food & Staples Retailing--1.0%
            Tesco Plc                                  161,956         1,245,607
            --------------------------------------------------------------------
            Household Products--0.8%
            Reckitt Benckiser Plc                       23,770         1,056,943
            --------------------------------------------------------------------
            Media--1.8%
            WPP Group Plc                              179,010         2,375,258
            --------------------------------------------------------------------
            Metals & Mining--1.9%
            BHP Billiton Plc                           134,810         2,557,285
            --------------------------------------------------------------------
            Multiline Retail--0.8%
            Next Plc                                    28,210           987,081
            --------------------------------------------------------------------
            Oil, Gas & Consumable Fuels--2.5%
            Royal Dutch Shell Plc                       93,100         3,294,215
            --------------------------------------------------------------------


          FDP SERIES, INC.                              NOVEMBER 30, 2006     23

Schedule of Investments (concluded)          MFS Research International FDP Fund
                                                               (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held          Value
================================================================================
United Kingdom (concluded)
            Pharmaceuticals--3.0%
            GlaxoSmithKline Plc                        148,540      $  3,944,832
            --------------------------------------------------------------------
            Semiconductors & Semiconductor
            Equipment--0.2%
            ARM Holdings Plc                            97,400           229,758
            --------------------------------------------------------------------
            Total Common Stocks in the
            United Kingdom                                            24,899,313
================================================================================
            Total Common Stocks
            (Cost--$112,059,393)--97.4%                              127,873,347
================================================================================

                           Short-Term                     Face
                           Securities                   Amount
================================================================================
United States--1.4%
            Commercial Paper**--1.4%
            Sheffield Receivables Corp., 5.30%
              due 12/01/2006                        $1,888,000         1,888,000
            --------------------------------------------------------------------
            Total Short-Term Securities                                1,888,000
================================================================================
            Total Investments
            (Cost--$113,947,393*)--98.8%                             129,761,347

            Other Assets Less Liabilities--1.2%                        1,517,277
                                                                    ------------
            Net Assets--100.0%                                      $131,278,624
                                                                    ============

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................               $ 114,417,180
                                                                  =============
      Gross unrealized appreciation ...............               $  16,294,100
      Gross unrealized depreciation ...............                    (949,933)
                                                                  -------------
      Net unrealized appreciation .................               $  15,344,167
                                                                  =============

** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.
(a)   Depositary receipts.
(b)   Non-income producing security.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o Forward foreign exchange contracts purchased as of November 30, 2006 were as follows:

      --------------------------------------------------------------------------
      Foreign Currency                   Settlement               Unrealized
      Purchased                             Date                 Appreciation
      --------------------------------------------------------------------------
      GBP    88,334                     December 2006               $1,737
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign
      Exchange Contracts--Net (USD Commitment--$171,911)            $1,737
                                                                    ======

o Forward foreign exchange contracts sold as of November 30, 2006 were as follows:

      --------------------------------------------------------------------------
                                                                  Unrealized
      Foreign Currency                  Settlement               Appreciation
      Sold                                 Date                 (Depreciation)
      --------------------------------------------------------------------------
      EUR        51,558                December 2006                $    1
      GBP       394,530                December 2006                   117
      SGD        47,010                December 2006                  (221)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign
      Exchange Contracts--Net (USD Commitment--$874,310)            $ (103)
                                                                    ======

o     Currency Abbreviations:

      EUR   Euro
      GBP   British Pound
      SGD   Singapore Dollar
      USD   U.S. Dollar

      See Notes to Financial Statements.


24        FDP SERIES, INC.                              NOVEMBER 30, 2006

Schedule of Investments                                  Marsico Growth FDP Fund

        Shares
          Held    Common Stocks                                       Value
===============================================================================
Aerospace & Defense--9.5%
        23,875    Boeing Co.                                       $  2,113,654
        38,887    General Dynamics Corp.                              2,910,303
        33,915    Lockheed Martin Corp.                               3,067,612
        37,683    United Technologies Corp.                           2,431,684
                                                                   ------------
                                                                     10,523,253
===============================================================================
Air Freight & Logistics--3.4%
        32,931    FedEx Corp.                                         3,801,225
===============================================================================
Automobiles--2.8%
        25,560    Toyota Motor Corp. (b)                              3,068,478
===============================================================================
Beverages--1.8%
        62,912    Heineken NV (b)                                     1,534,436
         6,645    PepsiCo, Inc.                                         411,791
                                                                   ------------
                                                                      1,946,227
===============================================================================
Biotechnology--6.6%
        33,954    Amylin Pharmaceuticals, Inc. (a)                    1,358,160
        53,274    Genentech, Inc. (a)                                 4,355,150
        25,035    Genzyme Corp. (a)                                   1,612,254
                                                                   ------------
                                                                      7,325,564
===============================================================================
Capital Markets--11.8%
        28,913    Goldman Sachs Group, Inc.                           5,632,252
        40,948    Lehman Brothers Holdings, Inc.                      3,016,639
        72,485    UBS AG Registered                                   4,365,047
                                                                   ------------
                                                                     13,013,938
===============================================================================
Chemicals--4.1%
        51,001    Monsanto Co.                                        2,451,618
        34,005    Praxair, Inc.                                       2,121,912
                                                                   ------------
                                                                      4,573,530
===============================================================================
Commercial Banks--4.9%
       107,000    China Merchants Bank Co. Ltd. (a)                     205,506
     4,551,000    Industrial & Commercial Bank of China (a)           2,305,118
        81,171    Wells Fargo & Co.                                   2,860,466
                                                                   ------------
                                                                      5,371,090
===============================================================================
Communications Equipment--2.2%
        91,966    Cisco Systems, Inc. (a)                             2,472,046
===============================================================================
Energy Equipment & Services--2.4%
        38,255    Schlumberger Ltd.                                   2,619,702
===============================================================================
Health Care Providers & Services--5.4%
       122,178    United Health Group, Inc.                           5,996,496
===============================================================================
Hotels, Restaurants & Leisure--9.0%
        34,096    Las Vegas Sands Corp. (a)                           3,121,830
        57,881    MGM Mirage (a)                                      3,112,261
        35,851    Starbucks Corp. (a)                                 1,265,182
        20,141    Station Casinos, Inc.                               1,370,394
         4,537    Wynn Resorts Ltd. (a)                                 398,575
        11,065    Yum! Brands, Inc.                                     677,067
                                                                   ------------
                                                                      9,945,309
===============================================================================
Household Durables--2.8%
        30,780    KB HOME                                             1,591,018
        29,461    Lennar Corp. Class A                                1,546,703
                                                                   ------------
                                                                      3,137,721
===============================================================================
Household Products--3.7%
        64,669    Procter & Gamble Co.                                4,060,567
===============================================================================
Independent Power Producers & Energy Traders--0.5%
         9,431    NRG Energy, Inc. (a)                                  536,813
===============================================================================
Media--3.6%
        98,257    Comcast Corp. Class A (a)                           3,975,478
===============================================================================
Multiline Retail--4.3%
        35,930    Federated Department Stores                         1,512,294
        11,026    Nordstrom, Inc.                                       540,495
        46,113    Target Corp.                                        2,678,704
                                                                   ------------
                                                                      4,731,493
===============================================================================
Real Estate Management & Development--1.2%
         9,150    CB Richard Ellis Group, Inc. (a)                      301,309
        17,544    The St. Joe Co.                                       982,289
                                                                   ------------
                                                                      1,283,598
===============================================================================
Road & Rail--5.3%
        48,657    Burlington Northern Santa Fe Corp.                  3,657,060
        23,692    Union Pacific Corp.                                 2,144,600
                                                                   ------------
                                                                      5,801,660
===============================================================================
Semiconductors & Semiconductor Equipment--0.9%
        48,675    Intel Corp.                                         1,039,211
===============================================================================
Specialty Retail--1.7%
        60,794    Lowe's Cos., Inc.                                   1,833,547
===============================================================================
Wireless Telecommunication Services--4.1%
        54,268    America Movil, SA de CV (b)                         2,413,298
       247,500    China Mobile Ltd.                                   2,080,861
                                                                   ------------
                                                                      4,494,159
-------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost--$92,367,575)--92.0%                        101,551,105
===============================================================================

          Face
        Amount    Short-Term Securities
===============================================================================
Time Deposits--8.2%
    $9,018,850    Brown Brothers Harriman & Co.,
                    4.61% due 12/01/2006                              9,018,850
===============================================================================
                  Total Short-Term Securities
                  (Cost--$9,018,850)--8.2%                            9,018,850
===============================================================================
Total Investments (Cost--$101,386,425*)--100.2%                     110,569,955

Liabilities in Excess of Other Assets--(0.2%)                          (219,829)
                                                                   ------------
Net Assets--100.0%                                                 $110,350,126
                                                                   ============

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................               $ 101,548,202
                                                                  =============
      Gross unrealized appreciation ...............               $  10,317,604
      Gross unrealized depreciation ...............                  (1,295,851)
                                                                  -------------
      Net unrealized appreciation .................               $   9,021,753
                                                                  =============

(a)   Non-income producing security.
(b)   Depositary receipts.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

    See Notes to Financial Statements.


          FDP SERIES, INC.                              NOVEMBER 30, 2006     25

Schedule of Investments             Van Kampen Value FDP Fund  (in U.S. dollars)

        Shares
          Held    Common Stocks                                        Value
================================================================================
Airlines--0.0%
         6,500    Southwest Airlines Co.                            $    102,115
================================================================================
Beverages--2.9%
        16,700    Anheuser-Busch Cos., Inc.                              793,417
        50,200    The Coca-Cola Co.                                    2,350,866
                                                                    ------------
                                                                       3,144,283
================================================================================
Capital Markets--1.4%
        42,600    The Bank of New York Co., Inc.                       1,514,004
================================================================================
Chemicals--3.8%
        70,800    E.I. du Pont de Nemours & Co.                        3,322,644
        16,200    Rohm & Haas Co.                                        845,964
                                                                    ------------
                                                                       4,168,608
================================================================================
Commercial Banks--4.8%
         4,400    Barclays Plc (b)                                       237,864
           500    PNC Financial Services Group, Inc. (c)                  35,345
         5,700    SunTrust Banks, Inc.                                   465,405
        16,300    U.S. Bancorp                                           548,332
        44,300    Wachovia Corp.                                       2,400,617
        45,800    Wells Fargo & Co.                                    1,613,992
                                                                    ------------
                                                                       5,301,555
================================================================================
Commercial Services & Supplies--0.0%
         1,900    SAIC, Inc. (a)                                          36,043
================================================================================
Communications Equipment--0.5%
        20,700    Cisco Systems, Inc. (a)                                556,416
================================================================================
Computers & Peripherals--3.2%
        57,800    Dell, Inc. (a)                                       1,574,472
        12,200    Hewlett-Packard Co.                                    481,412
        15,600    International Business Machines Corp.                1,433,952
                                                                    ------------
                                                                       3,489,836
================================================================================
Diversified Financial Services--8.6%
        66,900    Bank of America Corp.                                3,602,565
        86,200    Citigroup, Inc.                                      4,274,658
        34,100    JPMorgan Chase & Co.                                 1,578,148
                                                                    ------------
                                                                       9,455,371
================================================================================
Diversified Telecommunication Services--5.8%
        88,300    AT&T, Inc.                                           2,994,253
         3,570    Embarq Corp. (a)                                       183,677
        92,500    Verizon Communications, Inc.                         3,231,950
                                                                    ------------
                                                                       6,409,880
================================================================================
Electric Utilities--0.4%
        10,700    American Electric Power Co., Inc.                      444,157
================================================================================
Food & Staples Retailing--3.2%
        30,900    CVS Corp.                                              888,993
        56,500    Wal-Mart Stores, Inc.                                2,604,650
                                                                    ------------
                                                                       3,493,643
================================================================================
Food Products--4.5%
        28,700    Cadbury Schweppes Plc                                1,191,337
        48,900    Kraft Foods, Inc.                                    1,713,945
        76,500    Unilever NV (b)                                      2,026,485
                                                                    ------------
                                                                       4,931,767
================================================================================
Health Care Equipment & Supplies--0.7%
        49,400    Boston Scientific Corp. (a)                            781,508
================================================================================
Health Care Providers & Services--1.1%
        19,000    Cardinal Health, Inc.                                1,227,780
================================================================================
Household Products--2.1%
        34,100    Kimberly-Clark Corp.                                 2,266,627
================================================================================
IT Services--1.0%
         4,189    Affiliated Computer Services, Inc. Class A (a)         211,754
        18,000    First Data Corp.                                       454,500
        18,000    The Western Union Co.                                  410,400
                                                                    ------------
                                                                       1,076,654
================================================================================
Industrial Conglomerates--0.6%
        19,500    General Electric Co.                                   687,960
================================================================================
Insurance--4.6%
        13,400    Aflac, Inc.                                            591,476
        19,000    American International Group, Inc.                   1,336,080
        15,900    Chubb Corp.                                            822,984
         4,700    Hartford Financial Services Group, Inc.                403,072
        13,500    MetLife, Inc.                                          792,855
        20,900    The St. Paul Travelers Cos., Inc.                    1,082,829
                                                                    ------------
                                                                       5,029,296
================================================================================
Internet & Catalog Retail--1.2%
        59,350    Liberty Media Holding Corp.--Interactive (a)         1,350,806
================================================================================
Media--9.2%
        25,199    Clear Channel Communications, Inc.                     885,997
        47,100    Comcast Corp. Class A (a)                            1,905,666
         8,300    Gannett Co., Inc.                                      494,016
         2,025    Idearc Inc. (a)                                         55,767
        11,990    Liberty Media Holding Corp.--Capital (a)             1,054,161
        48,400    News Corp. Class B                                   1,042,052
       102,400    Time Warner, Inc.                                    2,062,336
        53,950    Viacom, Inc. Class B (a)                             2,023,665
        17,700    Walt Disney Co.                                        584,985
                                                                    ------------
                                                                      10,108,645
================================================================================
Metals & Mining--2.3%
        82,600    Alcoa, Inc.                                          2,574,642
================================================================================
Oil, Gas & Consumable Fuels--0.5%
         7,820    Total SA (b)                                           558,817
================================================================================
Paper & Forest Products--2.9%
        95,700    International Paper Co.                              3,167,670
================================================================================
Pharmaceuticals--16.5%
        30,300    Abbott Laboratories                                  1,413,798
       122,800    Bristol-Myers Squibb Co.                             3,049,124
        36,500    Eli Lilly & Co.                                      1,956,035
        43,200    GlaxoSmithKline Plc (b)                              2,295,216
        83,100    Pfizer, Inc.                                         2,284,419
        20,800    Roche Holding AG (b)                                 1,879,388
        21,400    Sanofi-Aventis (b)                                     941,814
       102,900    Schering-Plough Corp.                                2,264,829
        43,300    Wyeth                                                2,090,524
                                                                    ------------
                                                                      18,175,147
================================================================================


26        FDP SERIES, INC.                              NOVEMBER 30, 2006

Schedule of Investments (concluded)                    Van Kampen Value FDP Fund
                                                               (in U.S. dollars)

        Shares
          Held    Common Stocks                                        Value
================================================================================
Semiconductors & Semiconductor Equipment--1.8%
        49,000    Intel Corp.                                        $ 1,046,150
        12,300    KLA-Tencor Corp.                                       635,541
        10,300    Texas Instruments, Inc.                                304,365
                                                                    ------------
                                                                       1,986,056
================================================================================
Software--1.2%
        18,600    McAfee, Inc. (a)                                       543,306
        27,100    Microsoft Corp.                                        794,843
                                                                    ------------
                                                                       1,338,149
================================================================================
Specialty Retail--0.4%
        13,600    Lowe's Cos., Inc.                                      410,176
================================================================================
Thrifts & Mortgage Finance--3.4%
        15,600    Fannie Mae                                             889,668
        43,100    Freddie Mac                                          2,894,596
                                                                    ------------
                                                                       3,784,264
================================================================================
Tobacco--1.6%
        21,200    Altria Group, Inc.                                   1,785,252
================================================================================
Wireless Telecommunication Services--0.9%
        52,000    Sprint Nextel Corp.                                  1,014,520
--------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost--$91,941,704)--91.1%                         100,371,647
================================================================================

          Face
        Amount    Short-Term Securities
================================================================================
Time Deposits--0.1%
      $109,835    Brown Brothers Harriman & Co.,
                    4.61% due 12/01/2006                                 109,835
--------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost--$109,835)--0.1%                                 109,835
================================================================================
Total Investments (Cost--$92,051,539*)--91.2%                        100,481,482

Other Assets Less Liabilities--8.8%                                    9,673,215
                                                                    ------------
Net Assets--100.0%                                                  $110,154,697
                                                                    ============

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...............................               $ 92,084,669
                                                                   ============
      Gross unrealized appreciation ................               $  8,892,515
      Gross unrealized depreciation ................                   (495,702)
                                                                   ------------
      Net unrealized appreciation ..................               $  8,396,813
                                                                   ============

(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                       Net              Dividend
      Affiliate                                     Activity             Income
      --------------------------------------------------------------------------
      PNC Financial Services Group, Inc.               --               $    550
      --------------------------------------------------------------------------

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industry classifications are shown as a percent of net assets.

      See Notes to Financial Statements.


          FDP SERIES, INC.                              NOVEMBER 30, 2006     27

Schedule of Investments                 Franklin Templeton Total Return FDP Fund
                                                               (in U.S. dollars)

               Face
             Amount    Asset-Backed Securities**                             Value
=====================================================================================
USD       1,692,207    ACE Securities Corp. Series 2005-HE5
                         Class A2A, 5.44% due 8/25/2035 (a)              $  1,692,390
            680,000    Citifinancial Mortgage Securities, Inc.
                         Series 2003-4 Class AF6, 4.493%
                         due 10/25/2033                                       663,841
                       Countrywide Asset Backed Certificates:
            129,904        Series 2004-10 Class 2AV2, 5.67%
                             due 5/25/2033 (a)                                129,906
            700,000        Series 2005-11 Class AF4, 5.21%
                             due 9/25/2035                                    693,292
            332,335    First Franklin Mortgage Loan Asset Backed
                         Certificates Series 2005-FF10 Class A2,
                         5.42% due 11/25/2035 (a)                             332,374
            658,822    Fremont Home Loan Trust Series 2004-4
                         Class 2A2, 5.60% due 3/25/2035 (a)                   659,402
            631,724    Master Asset-Backed Securities Trust
                         Series 2006-AB1 Class A1, 5.46%
                         due 2/25/2036 (a)                                    631,785
            147,989    Popular ABS Mortgage Pass-Through Trust
                         Series 2004-4 Class AF1, 5.57%
                         due 9/25/2034 (a)                                    148,053
          1,955,773    Structured Asset Investment Loan Trust
                         Series 2005-HE2 Class A1, 5.44%
                         due 7/25/2035 (a)                                  1,955,798
            923,227    Structured Asset Securities Corp.
                         Series 2005-SC1 Class 1A1, 5.59%
                         due 5/25/2031 (a)(c)                                 925,837
-------------------------------------------------------------------------------------
                       Total Asset-Backed Securities
                       (Cost--$7,847,418)--5.8%                             7,832,678
=====================================================================================

                       Corporate Bonds
=====================================================================================
Aerospace & Defense--0.0%
             50,000    L-3 Communications Corp., 5.875%
                         due 1/15/2015                                         48,500
=====================================================================================
Beverages--0.5%
            600,000    SABMiller Plc, 6.50% due 7/01/2016 (c)                 635,914
=====================================================================================
Capital Markets--0.4%
            100,000    The Bear Stearns Cos., Inc. Series B, 4.55%
                         due 6/23/2010                                         98,538
            100,000    Lazard Group, 7.125% due 5/15/2015                     105,267
            300,000    Morgan Stanley, 4.75% due 4/01/2014                    290,196
                                                                         ------------
                                                                              494,001
=====================================================================================
Chemicals--0.5%
             25,000    BCP Crystal Holdings Corp., 9.625%
                         due 6/15/2014                                         27,438
             25,000    Lyondell Chemical Co., 8% due 9/15/2014                 25,781
             50,000    Nalco Co., 8.875% due 11/15/2013                        52,875
             50,000    RPM International, Inc., 6.25%
                         due 12/15/2013                                        51,193
            200,000    RPM United Kingdom G.P., 6.70%
                         due 11/01/2015                                       208,416
             25,000    Rhodia SA,10.25% due 6/01/2010                          28,438
            250,000    Yara International ASA, 5.25%
                         due 12/15/2014 (c)                                   242,828
                                                                         ------------
                                                                              636,969
=====================================================================================
Commercial Banks--1.5%
JPY      26,000,000    European Investment Bank, 2.125%
                         due 9/20/2007                                        227,324
USD         400,000    Glitnir Banki HF, 7.451% (a)(c)(g)                     425,424
            400,000    Kaupthing Bank hf, 7.125% due 5/19/2016 (c)            428,818
ISK      13,000,000    Kreditanstalt fuer Wiederaufbau, 8.25%
                         due 9/20/2007                                        182,583
USD         400,000    Landsbanki Islands hf, 6.10%
                         due 8/25/2011 (c)                                    409,805
            400,000    Wells Fargo Bank NA, 5.75% due 5/16/2016               415,574
                                                                         ------------
                                                                            2,089,528
=====================================================================================
Commercial Services & Supplies--0.1%
             25,000    JohnsonDiversey, Inc. Series B, 9.625%
                         due 5/15/2012                                         25,875
             25,000    Rental Service Corp., 9.50%
                         due 12/01/2014 (c)                                    25,313
             50,000    Waste Management, Inc., 6.50%
                         due 11/15/2008                                        51,169
                                                                         ------------
                                                                              102,357
=====================================================================================
Construction Materials--0.6%
            300,000    Headwaters, Inc., 2.875% due 6/01/2016 (e)             308,250
            400,000    Lafarge SA, 6.50% due 7/15/2016                        423,399
             25,000    Nortek, Inc., 8.50% due 9/01/2014                       24,125
                                                                         ------------
                                                                              755,774
=====================================================================================
Consumer Finance--0.3%
            400,000    HSBC Finance Corp., 5.50% due 1/19/2016                406,662
=====================================================================================
Containers & Packaging--0.1%
             25,000    Crown Americas LLC, 7.75% due 11/15/2015                25,687
             50,000    Owens Brockway Glass Container, Inc., 6.75%
                         due 12/01/2014                                        48,250
                                                                         ------------
                                                                               73,937
=====================================================================================
Diversified Financial Services--0.9%
                       Ford Motor Credit Co.:
            100,000        5.625% due 10/01/2008                               97,612
            100,000        9.875% due 8/10/2011                               106,986
                       General Electric Capital Corp.:
             72,000        5.62% due 10/21/2010 (a)                            72,082
            500,000        5% due 1/08/2016                                   495,940
            100,000    General Motors Acceptance Corp., 6.875%
                         due 9/15/2011                                        102,957
            400,000    JPMorgan Chase & Co., 4.875%
                         due 3/15/2014                                        391,429
                                                                         ------------
                                                                            1,267,006
=====================================================================================
Diversified Telecommunication Services--1.4%
            300,000    AT&T Inc., 5.612% due 11/14/2008 (a)                   300,852
            500,000    Embarq Corp., 7.082% due 6/01/2016                     517,859
             50,000    Qwest Communications International, Inc.,
                         7.50% due 2/15/2014                                   51,500
                       Telecom Italia Capital SA:
            250,000        4.95% due 9/30/2014                                234,528
            250,000        7.20% due 7/18/2036                                267,638
                       Verizon New York, Inc.:
            350,000        Series A, 6.875% due 4/01/2012                     367,780
            100,000        Series B, 7.375% due 4/01/2032                     106,748
                                                                         ------------
                                                                            1,846,905
=====================================================================================


28        FDP SERIES, INC.                              NOVEMBER 30, 2006

Schedule of Investments (continued)     Franklin Templeton Total Return FDP Fund
                                                               (in U.S. dollars)

               Face
             Amount    Corporate Bonds                                       Value
=====================================================================================
Electric Utilities--0.1%
USD          25,000    Allegheny Energy Supply, 8.25%
                         due 4/15/2012 (c)                               $     27,313
             50,000    The Cleveland Electric Illuminating Co., 5.65%
                         due 12/15/2013                                        50,547
                                                                         ------------
                                                                               77,860
=====================================================================================
Electronic Equipment & Instruments--0.0%
             25,000    Sanmina-SCI Corp., 6.75% due 3/01/2013                  23,250
             25,000    Solectron Global Finance Ltd., 8%
                         due 3/15/2016                                         25,375
                                                                         ------------
                                                                               48,625
=====================================================================================
Food Products--0.7%
            300,000    Bunge Ltd. Finance Corp., 5.875%
                         due 5/15/2013                                        301,924
             25,000    Smithfield Foods, Inc., 7.75% due 5/15/2013             26,063
                       Tyson Foods, Inc.:
            300,000        8.25% due 10/01/2011                               323,949
            250,000        6.85% due 4/01/2016                                259,375
                                                                         ------------
                                                                              911,311
=====================================================================================
Health Care Providers & Services--0.6%
             25,000    DaVita, Inc., 7.25% due 3/15/2015                       25,187
            300,000    HCA, Inc., 9.125% due 11/15/2014 (c)                   312,750
             25,000    Tenet Healthcare Corp., 6.375%
                         due 12/01/2011                                        22,938
             25,000    Vanguard Health Holding Co. II, LLC, 9%
                         due 10/01/2014                                        25,000
            500,000    WellPoint, Inc., 5% due 1/15/2011                      497,408
                                                                         ------------
                                                                              883,283
=====================================================================================
Hotels, Restaurants & Leisure--0.6%
            138,000    Carnival Corp., 2% due 4/15/2021 (e)                   176,813
            600,000    Harrah's Operating Co., Inc., 6.50%
                         due 6/01/2016                                        535,805
             50,000    MGM Mirage, 6.625% due 7/15/2015                        48,062
             25,000    Pinnacle Entertainment, Inc., 8.75%
                         due 10/01/2013                                        26,437
             25,000    Royal Caribbean Cruises Ltd., 7.25%
                         due 3/15/2018                                         25,459
             25,000    Station Casinos, Inc., 6.875% due 3/01/2016             23,313
                                                                         ------------
                                                                              835,889
=====================================================================================
Household Durables--0.0%
             50,000    KB HOME, 6.25% due 6/15/2015                            47,253
=====================================================================================
Household Products--0.0%
             25,000    Spectrum Brands, Inc., 7.375% due 2/01/2015             21,063
=====================================================================================
IT Services--0.0%
             50,000    SunGard Data Systems, Inc., 9.125%
                         due 8/15/2013                                         52,438
=====================================================================================
Independent Power Producers & Energy Traders--0.1%
             25,000    NRG Energy, Inc., 7.375% due 2/01/2016                  25,000
            100,000    TXU Corp., 5.55% due 11/15/2014                         96,087
                                                                         ------------
                                                                              121,087
=====================================================================================
Industrial Conglomerates--0.0%
             50,000    Hutchison Whampoa International (03/33) Ltd.,
                         7.45% due 11/24/2033 (c)                              58,571
=====================================================================================
Insurance--0.3%
            250,000    Genworth Financial, Inc., 6.15%
                         due 11/15/2066 (a)                                   254,264
            100,000    The St. Paul Travelers Cos., Inc., 6.75%
                         due 6/20/2036                                        114,042
                                                                         ------------
                                                                              368,306
=====================================================================================
Machinery--0.1%
             50,000    Case New Holland, Inc., 9.25%
                         due 8/01/2011                                         53,062
             25,000    Commercial Vehicle Group, Inc., 8%
                         due 7/01/2013                                         24,187
                                                                         ------------
                                                                               77,249
=====================================================================================
Media--1.5%
             25,000    AMC Entertainment, Inc., 9.875%
                         due 2/01/2012                                         26,000
            200,000    BSKYB Finance UK Plc, 6.50%
                         due 10/15/2035 (c)                                   204,435
             25,000    CSC Holdings Inc., 7.625% due 7/15/2018                 24,687
             25,000    Cablevision Systems Corp. Series B, 8%
                         due 4/15/2012                                         24,562
             25,000    Charter Communications Holdings II LLC,
                       10.25% due 9/15/2010                                    26,125
            300,000    Comcast Corp., 6.50% due 11/15/2035                    311,568
             25,000    Dex Media West LLC, 9.875% due 8/15/2013                27,250
             25,000    DirecTV Holdings LLC, 6.375% due 6/15/2015              24,125
             50,000    Echostar DBS Corp., 6.375% due 10/01/2011               49,750
             25,000    Intelsat Subsidiary Holding Co. Ltd., 8.25%
                         due 1/15/2013                                         25,469
             25,000    LIN Television Corp., 6.50% due 5/15/2013               23,750
             25,000    Lamar Media Corp., 7.25% due 1/01/2013                  25,125
             50,000    Liberty Media Corp., 5.70% due 5/15/2013                47,611
            400,000    News America, Inc., 7.25% due 5/18/2018                451,382
             25,000    Quebecor Media, Inc., 7.75% due 3/15/2016               25,312
             25,000    Radio One, Inc., 6.375% due 2/15/2013                   23,313
            300,000    Time Warner, Inc., 5.875% due 11/15/2016               302,572
            350,000    Viacom, Inc., 6.25% due 4/30/2016                      354,189
                                                                         ------------
                                                                            1,997,225
=====================================================================================
Metals & Mining--0.2%
             25,000    Novelis, Inc., 8.25% due 2/15/2015 (c)                  24,000
            300,000    Vale Overseas Ltd., 6.25% due 1/23/2017                303,337
                                                                         ------------
                                                                              327,337
=====================================================================================
Multi-Utilities--1.0%
             25,000    Aquila, Inc., 9.95% due 2/01/2011                       27,658
             75,000    CenterPoint Energy, Inc., 7.25%
                         due 9/01/2010                                         79,760
            300,000    Dominion Resources, Inc. Series C, 5.15%
                         due 7/15/2015                                        295,479
            400,000    National Grid Plc, 6.30% due 8/01/2016                 422,156
            200,000    PSEG Funding Trust, 5.381% due 11/16/2007              199,902
            300,000    Pacific Gas & Electric Co., 6.05%
                         due 3/01/2034                                        312,659
                                                                         ------------
                                                                            1,337,614
=====================================================================================
Oil, Gas & Consumable Fuels--1.1%
             50,000    Chesapeake Energy Corp., 6.25%
                         due 1/15/2018                                         47,312
             25,000    Copano Energy LLC, 8.125% due 3/01/2016                 25,750
             50,000    El Paso Corp., 7.875% due 6/15/2012                     52,500
          1,000,000    Gaz Capital for Gazprom, 6.212%
                         due 11/22/2016 (c)                                 1,003,750


          FDP SERIES, INC.                              NOVEMBER 30, 2006     29

Schedule of Investments (continued)     Franklin Templeton Total Return FDP Fund
                                                               (in U.S. dollars)

               Face
             Amount    Corporate Bonds                                       Value
=====================================================================================
Oil, Gas & Consumable Fuels (concluded)
USD          25,000    MarkWest Energy Partners LP, 6.875%
                         due 11/01/2014                                  $     23,500
             25,000    Pogo Producing Co., 6.875% due 10/01/2017               23,937
            350,000    XTO Energy, Inc., 6.10% due 4/01/2036                  353,798
                                                                         ------------
                                                                            1,530,547
=====================================================================================
Paper & Forest Products--0.1%
             25,000    Abitibi-Consolidated, Inc., 8.375%
                         due 4/01/2015                                         21,750
             25,000    JSG Funding Plc, 7.75% due 4/01/2015                    24,000
            100,000    Weyerhaeuser Co., 7.375% due 3/15/2032                 107,592
                                                                         ------------
                                                                              153,342
=====================================================================================
Real Estate Investment Trusts (REITs)--1.0%
            500,000    Colonial Realty LP, 5.50% due 10/01/2015               493,999
             50,000    EOP Operating LP, 4.65% due 10/01/2010                  49,555
             50,000    Host Marriott LP, 7.125% due 11/01/2013                 51,062
             50,000    iStar Financial, Inc., 6% due 12/15/2010                51,088
            650,000    WEA Finance LLC, 5.70% due 10/01/2016 (c)              660,694
                                                                         ------------
                                                                            1,306,398
=====================================================================================
Semiconductors & Semiconductor Equipment--0.2%
            150,000    Freescale Semiconductor, Inc., 8.875%
                         due 12/15/2014 (c)                                   150,375
            186,000    Intel Corp., 2.95% due 12/15/2035 (e)                  172,283
                                                                         ------------
                                                                              322,658
=====================================================================================
Software--0.3%
            350,000    Oracle Corp. and Ozark Holding, Inc., 5.25%
                         due 1/15/2016                                        348,477
=====================================================================================
Thrifts & Mortgage Finance--0.0%
             50,000    Washington Mutual Bank FA, 5.65%
                         due 8/15/2014                                         50,761
=====================================================================================
Wireless Telecommunication Services--0.0%
             25,000    Dobson Cellular Systems, 9.875%
                         due 11/01/2012                                        27,125
             25,000    Millicom International Cellular SA,10%
                         due 12/01/2013                                        27,094
                                                                         ------------
                                                                               54,219
-------------------------------------------------------------------------------------
                       Total Corporate Bonds
                       (Cost--$18,893,226)--14.2%                          19,289,066
=====================================================================================

                       Foreign Government Obligations
=====================================================================================
IDR     600,000,000    Indonesia Recapitalization Bond,14.25%
                         due 6/15/2013                                         77,087
                       Indonesia Treasury Bond:
      4,310,000,000        12.80% due 6/15/2021                               538,456
      4,900,000,000        12.90% due 6/15/2022                               614,839
      2,100,000,000        Series FR31,11% due 11/15/2020                     231,882
        650,000,000        Series FR32,15% due 7/15/2018                       91,135
      1,600,000,000        Series FR36,11.50% due 9/15/2019                   183,306
ISK       4,300,000    Inter-American Development Bank, 9%
                         due 1/04/2007                                         62,561
                       Kingdom of Thailand, Series 364 (d):
THB       6,400,000        4.38% due 12/07/2006                               178,228
          5,000,000        4.505% due 1/04/2007                               138,538
                       Malaysia Government Bond:
MYR       1,000,000        3.135% due 12/17/2007                              275,537
          1,100,000        Series 2/88, 6.45% due 7/01/2008                   317,319
          1,810,000        Series 386X, 8.60% due 12/01/2007                  525,110
NOK       2,145,000    Norway Government Bond, 6.75%
                         due 1/15/2007                                        349,476
PEN         615,000    Peru Government Bond, 7.84%
                         due 8/12/2020                                        209,825
                       Poland Government Bond:
PLN       1,755,000        Series 0507, 8.50% due 5/12/2007                   620,041
            450,000        Series WS0922, 5.75% due 9/23/2022                 163,664
USD         270,000    Republic of Argentina, 5.59% due 8/03/2012 (f)         251,858
            400,000    Republic of Iraq, 5.80% due 1/15/2028                  260,000
                       Singapore Government Bond:
SGD         170,000        4% due 3/01/2007                                   110,637
            435,000        2.625% due 10/01/2007                              281,874
SEK       4,795,000    Swedish Government Bond, 8%
                         due 8/15/2007                                        722,365
-------------------------------------------------------------------------------------
                       Total Foreign Government Obligations
                       (Cost--$5,816,467)--4.6%                             6,203,738
=====================================================================================

                       Government & Agency Obligations
=====================================================================================
                       Fannie Mae:
USD       2,500,000        5.125% due 4/15/2011                             2,539,805
          1,000,000        5.25% due 4/15/2007                              1,000,129
            200,000        6.25% due 5/15/2029                                235,413
          1,600,000        6.625% due 9/15/2009                             1,677,176
            500,000        6.625% due 11/15/2030                              619,140
          1,000,000        7.25% due 1/15/2010                              1,071,905
                       Federal Home Loan Bank System:
            500,000        3.875% due 8/22/2008                               492,446
          4,000,000        4.875% due 11/18/2011                            4,026,880
                       Freddie Mac:
          1,500,000        4% due 12/15/2009                                1,470,180
            700,000        4.375% due 11/16/2007                              695,593
            500,000        4.625% due 2/21/2008                               498,197
          4,000,000        4.875% due 2/17/2009                             4,010,972
          3,000,000        5.125% due 4/18/2008                             3,010,773
          1,000,000        5.25% due 7/18/2011                              1,021,494
            500,000        6% due 6/15/2011                                   525,751
             30,000        6.25% due 7/15/2032                                 35,773
          1,500,000        6.625% due 9/15/2009                             1,573,950
                       U.S. Treasury Bonds:
            500,000        4.50% due 2/15/2036                                495,039
            250,000        5.25% due 2/15/2029                                270,683
            500,000        5.50% due 8/15/2028                                557,344
            150,000        6.125% due 11/15/2027                              179,309
          6,950,000        6.25% due 8/15/2023                              8,217,291
            250,000        6.25% due 5/15/2030                                307,734
            400,000        6.75% due 8/15/2026                                506,250
                       U.S. Treasury Inflation Indexed Bonds:
            535,600        0.875% due 4/15/2010                               510,515
          1,043,310        1.875% due 7/15/2015                             1,020,080
          1,291,908        2% due 7/15/2014                                 1,276,162
            511,200        2.375% due 4/15/2011                               514,016
          1,004,860        2.50% due 7/15/2016                              1,035,123
          1,241,525        3% due 7/15/2012                                 1,294,630
                       U.S. Treasury Notes:
          1,000,000        3.50% due 2/15/2010                                971,094
            250,000        3.75% due 5/15/2008                                246,719


30        FDP SERIES, INC.                              NOVEMBER 30, 2006

Schedule of Investments (continued)     Franklin Templeton Total Return FDP Fund
                                                               (in U.S. dollars)

               Face
             Amount    Government & Agency Obligations                       Value
=====================================================================================
                       U.S. Treasury Notes (concluded):
USD         200,000        3.875% due 7/31/2007                          $    198,570
          2,000,000        3.875% due 9/15/2010                             1,960,234
          1,000,000        4.125% due 8/15/2008                               991,758
            200,000        4.125% due 8/15/2010                               197,734
          1,000,000        4.25% due 10/15/2010                               992,969
            500,000        4.50% due 11/15/2010                               500,879
          1,200,000        4.625% due 8/31/2011                             1,209,000
            500,000        6.50% due 2/15/2010                                529,687
-------------------------------------------------------------------------------------
                       Total Government & Agency Obligations
                       (Cost--$47,974,385)--35.8%                          48,488,397
=====================================================================================

                       Government Agency
                       Mortgage-Backed Securities**
=====================================================================================
                       Fannie Mae Guaranteed Pass-Through
                         Certificates:
            209,777        3.401% due 3/01/2034 (a)                           210,115
            664,825        3.547% due 4/01/2034 (a)                           670,609
            273,050        4.015% due 4/01/2035 (a)                           272,627
            269,117        4.561% due 3/01/2034 (a)                           273,044
             52,664        4.567% due 5/01/2033 (a)                            52,407
          8,996,018        5.00% due 7/01/2035 - 12/15/2036 (b)             8,789,095
          1,395,036        5.054% due 4/01/2035 (a)                         1,398,439
          1,084,151        5.427% due 9/01/2034 (a)                         1,094,266
         12,397,589        5.50% due 11/01/2034 - 12/15/2036 (b)           12,358,124
          5,747,691        6.00% due 10/01/2034 - 12/15/2036 (b)            5,810,899
          2,086,831        6.50% due 1/01/2036 - 12/15/2036 (b)             2,129,483
            427,068        6.734% due 10/01/2032 (a)                          433,041
                       Freddie Mac Mortgage Participation
                         Certificates:
            463,062        3.263% due 5/01/2034 (a)                           462,189
            139,758        3.846% due 7/01/2034 (a)                           140,551
            117,843        4.004% due 9/01/2034 (a)                           117,386
            694,090        4.291% due 1/01/2034 (a)                           703,834
            353,516        4.50% due 9/01/2020                                343,902
            315,551        4.683% due 9/01/2032 (a)                           315,751
          2,982,618        5.00% due 7/01/2036                              2,914,962
          3,000,000        5.50% due 12/15/2036 (b)                         2,989,686
            641,587        5.527% due 11/01/2027 (a)                          655,159
            418,580        6.893% due 4/01/2032 (a)                           425,614
          1,000,000    Freddie Mac Multiclass Certificates Series 2643,
                         Class OG, 5.00% due 7/15/2032                        962,063
-------------------------------------------------------------------------------------
                       Total Government Agency
                       Mortgage-Backed Securities
                       (Cost--$42,886,476)--32.2%                          43,523,246
=====================================================================================

                       Non-Government Agency
                       Mortgage-Backed Securities**
=====================================================================================
Commercial Mortgage-Backed Securities--6.5%
USD       2,000,000    Bear Stearns Commercial Mortgage Securities
                         Series 2005-PW10 Class A4, 5.405%
                         due 12/11/2040 (a)                                 2,039,617
          2,300,000    Citigroup/Deutsche Bank Commercial
                         Mortgage Trust Series 2005-C1 Class A4,
                         5.225% due 7/15/2044 (a)                           2,328,653
          2,519,000    GS Mortgage Securities Corp. II Series 2006-
                         GG6 Class A4, 5.553% due 4/10/2038 (a)             2,595,282
            900,000    Greenwich Capital Commercial Funding Corp.
                         Series 2004-GG1 Class A7, 5.317%
                         due 6/10/2036 (a)                                    911,290
            850,000    LB-UBS Commercial Mortgage Trust Series
                         2006-C3 Class A4, 5.661%
                         due 3/15/2039 (a)                                    883,767
-------------------------------------------------------------------------------------
                       Total Non-Government Agency
                       Mortgage-Backed Securities
                       (Cost--$8,554,223)--6.5%                             8,758,609
=====================================================================================

=====================================================================================
Preferred Securities
-------------------------------------------------------------------------------------
Industry               Capital Trusts
=====================================================================================
Commercial Banks--0.5%
            350,000    USB Capital IX, 6.189% (a)(g)                          359,509
            250,000    Wachovia Capital Trust III, 5.80% (a)(g)               253,361
                                                                         ------------
                                                                              612,870
=====================================================================================
Health Care Providers & Services--0.0%
             25,000    Fresenius Medical Care Capital Trust IV,
                         7.875% due 6/15/2011                                  26,125
-------------------------------------------------------------------------------------
                       Total Capital Trusts
                       (Cost--$626,513)--0.5%                                 638,995
=====================================================================================

             Shares
               Held    Preferred Stocks
=====================================================================================
Oil, Gas & Consumable Fuels--0.1%
                400    Chesapeake Energy Corp., 6.25% (e)                     113,548
-------------------------------------------------------------------------------------
                       Total Preferred Stocks
                       (Cost--$106,892)--0.1%                                 113,548
=====================================================================================
                       Total Preferred Securities
                       (Cost--$733,405)--0.6%                                 752,543
=====================================================================================


          FDP SERIES, INC.                              NOVEMBER 30, 2006     31

Schedule of Investments (concluded)     Franklin Templeton Total Return FDP Fund
                                                               (in U.S. dollars)

               Face
             Amount    Short-Term Securities                                 Value
=====================================================================================
Foreign Government Obligations--1.7%
CAD         215,000    Canadian Treasury Bill, 3.009%
                         due 2/22/2007 (d)                               $    186,470
                       Egypt Treasury Bill (d):
EGP       1,200,000        5.70% due 2/20/2007                                205,319
          1,750,000        8.46% due 9/18/2007                                283,681
                       Kingdom of Thailand (d):
THB      10,000,000        3.638% due 3/08/2007                               274,712
         14,700,000        4.797% due 5/03/2007                               401,636
                       Norway Treasury Bill (d):
NOK       1,550,000        2.72% due 3/21/2007                                249,033
          1,700,000        3.268% due 9/19/2007                               267,759
SEK       3,200,000    Sweden Treasury Bill, 1.98% due 12/19/2007 (d)         451,266
                                                                         ------------
                                                                            2,319,876
=====================================================================================
Time Deposits--7.4%
USD      10,005,954    Brown Brothers Harriman & Co., 4.61%
                         due 12/01/2006                                    10,005,954
-------------------------------------------------------------------------------------
                       Total Short-Term Securities
                       (Cost--$12,230,233)--9.1%                           12,325,830
=====================================================================================
Total Investments (Cost--$144,935,833*)--108.8%                           147,174,107

Liabilities in Excess of Other Assets--(8.8%)                             (11,851,738)
                                                                         ------------
Net Assets--100.0%                                                       $135,322,369
                                                                         ============

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ................................              $144,955,255
                                                                   ============
      Gross unrealized appreciation .................              $  2,496,611
      Gross unrealized depreciation .................                  (277,759)
                                                                   ------------
      Net unrealized appreciation ...................              $  2,218,852
                                                                   ============

** Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
(a)   Floating rate security.
(b) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase.
(e)   Convertible security.
(f) Represents a pay-in-kind security, which may pay interest/dividends in additional face/shares.
(g)   The security is a perpetual bond and has no stated maturity date.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industry classifications are shown as a percent of net assets.
o     Swaps outstanding as of November 30, 2006 were as follows:

      ---------------------------------------------------------------------------------
                                                                            Unrealized
                                                          Notional         Appreciation
                                                           Amount         (Depreciation)
      ---------------------------------------------------------------------------------
      Sold credit default protection on Dow Jones
        CDX North America Investment Grade Index
        Series 4 and receive 0.40%

        Broker, JPMorgan Chase
        Expires June 2010                                $1,000,000        $      9,882

      Bought credit default protection on FirstEnergy
        Corp. and pay 0.46%

        Broker, Citigroup Global Markets, Inc.
        Expires March 2011                               $  500,000              (4,691)

      Sold credit default protection on ABX JPM and receive 0.54%

        Broker, JPMorgan Chase
        Expires July 2045                                $4,000,000              (1,300)
      ----------------------------------------------------------------------------------
      Total                                                                $      3,891
                                                                           ============

o Forward foreign exchange contracts purchased as of November 30, 2006 were as follows:

      -------------------------------------------------------------------------
                                                                    Unrealized
      Foreign Currency                Settlement                   Appreciation
      Purchased                          Date                     (Depreciation)
      -------------------------------------------------------------------------
      JPY      60,862,800            February 2007                 $    (17,801)
      KRW     825,000,000            February 2007                       12,746
      PLN         775,000            February 2007                       15,117
      KRW     502,218,750             March 2007                         11,026
      SEK         725,000             March 2007                          5,943
      JPY      44,615,250             April 2007                         (2,356)
      JPY      60,726,780              May 2007                          (3,253)
      KRW     301,455,000              May 2007                          10,607
      PLN         375,000             August 2007                         6,406
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign
      Exchange Contracts -- Net (USD Commitment -- $3,687,149)     $     38,435
                                                                   ============

o     Currency Abbreviations:

      CAD   Canadian Dollar
      EGP   Egyptian Pound
      IDR   Indonesian Rupiah
      ISK   Icelandic Crona
      JPY   Japanese Yen
      KRW   Korean Won
      MYR   Malaysian Ringgit
      NOK   Norwegian Krone
      PEN   Peru Nuevos Soles
      PLN   Polish Zloty
      SEK   Swedish Krona
      SGD   Singapore Dollar
      THB   Thailand Baht
      USD   U.S. Dollar

      See Notes to Financial Statements.


32        FDP SERIES, INC.                              NOVEMBER 30, 2006

Statements of Assets and Liabilities

                                                                         MFS                               Van           Franklin
                                                                       Research         Marsico           Kampen         Templeton
                                                                     International       Growth           Value        Total Return
As of November 30, 2006                                                FDP Fund         FDP Fund         FDP Fund        FDP Fund
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Investments in unaffiliated securities, at value* .........    $129,761,347     $110,569,955     $100,446,137    $147,174,107
      Investments in affiliated securities, at value** ..........              --               --           35,345              --
      Cash ......................................................             571           37,487              735          24,836
      Foreign cash*** ...........................................         748,958               --               --         347,753
      Unrealized appreciation on swaps ..........................              --               --               --           9,882
      Unrealized appreciation on forward foreign exchange
       contracts ................................................           1,855               --               --          61,845
      Swap premiums paid ........................................                               --               --          12,340
      Receivables:
         Securities sold ........................................       1,498,771           32,990       10,609,751              --
         Capital shares sold ....................................       1,255,268          893,975          892,168       1,577,952
         Interest ...............................................             285            1,155               --       1,172,567
         Dividends ..............................................         238,946          115,400          299,146           1,563
         Principal paydowns .....................................              --               --               --          99,484
         Swaps ..................................................              --               --               --           2,948
      Prepaid expenses and other assets .........................          29,686           35,316           33,891          36,510
                                                                     --------------------------------------------------------------
      Total assets ..............................................     133,535,687      111,686,278      112,317,173     150,521,787
                                                                     --------------------------------------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
      Unrealized depreciation on swaps ..........................              --               --               --           5,991
      Unrealized depreciation on forward foreign exchange
       contracts ................................................             221               --               --          23,410
      Swap premiums received ....................................              --               --               --           4,354
      Payables:
         Securities purchased ...................................       1,118,294          801,154        1,610,260      14,270,031
         Capital shares redeemed ................................         746,708          366,300          380,421         361,253
         Distributor ............................................          94,000           79,111           79,897          72,247
         Investment adviser .....................................          93,605           70,184           61,864          42,693
         Dividends to shareholders ..............................              --               --               --         382,769
         Other affiliates .......................................          23,501           19,403           21,083          24,420
         Swaps ..................................................              --               --               --             553
      Accrued expenses and other liabilities ....................         180,734               --            8,951          11,697
                                                                     --------------------------------------------------------------
      Total liabilities .........................................       2,257,063        1,336,152        2,162,476      15,199,418
                                                                     --------------------------------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets ................................................    $131,278,624     $110,350,126     $110,154,697    $135,322,369
                                                                     ==============================================================
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
      Accumulated investment loss/undistributed investment
       income--net ..............................................    $   (743,262)    $   (302,829)    $    407,709    $    155,866
      Undistributed (accumulated) realized capital gains
       (losses)--net ............................................       1,343,645       (1,925,553)         361,587        (160,615)
      Unrealized appreciation--net ..............................      15,820,321        9,183,530        8,429,943       2,293,980
                                                                     --------------------------------------------------------------
      Total accumulated earnings--net ...........................      16,420,704        6,955,148        9,199,239       2,289,231
                                                                     --------------------------------------------------------------
      Institutional Common Stock, $.10 par value,
       100,000,000 shares authorized ............................          15,981           15,976           16,602          16,470
      Investor A Common Stock, $.10 par value,
       100,000,000 shares authorized ............................         178,766          175,937          174,172         253,860
      Investor B Common Stock, $.10 par value,
       100,000,000 shares authorized ............................          39,919           37,839           39,514          42,337
      Investor C Common Stock, $.10 par value,
       100,000,000 shares authorized ............................         771,694          752,651          750,191       1,042,806
      Paid-in capital in excess of par ..........................     113,851,560      102,412,575       99,974,979     131,677,665
                                                                     --------------------------------------------------------------
      Net Assets ................................................    $131,278,624     $110,350,126     $110,154,697    $135,322,369
                                                                     ==============================================================


          FDP SERIES, INC.                              NOVEMBER 30, 2006     33

Statements of Assets and Liabilities (concluded)

                                                                         MFS                               Van           Franklin
                                                                       Research         Marsico           Kampen         Templeton
                                                                     International       Growth            Value       Total Return
As of November 30, 2006                                                FDP Fund         FDP Fund         FDP Fund        FDP Fund
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
      Institutional:
         Net assets .............................................    $  2,103,477     $  1,814,399     $  1,878,062    $  1,643,861
                                                                     ==============================================================
         Shares outstanding .....................................         159,807          159,757          166,017         164,705
                                                                     ==============================================================
         Net asset value per share ..............................    $      13.16     $      11.36     $      11.31    $       9.98
                                                                     ==============================================================
      Investor A:
         Net assets .............................................    $ 23,465,722     $ 19,924,608     $ 19,671,556    $ 25,344,302
                                                                     ==============================================================
         Shares outstanding .....................................       1,787,664        1,759,372        1,741,719       2,538,605
                                                                     ==============================================================
         Net asset value per share ..............................    $      13.13     $      11.32     $      11.29    $       9.98
                                                                     ==============================================================
      Investor B:
         Net assets .............................................    $  5,203,145     $  4,241,413     $  4,436,217    $  4,226,650
                                                                     ==============================================================
         Shares outstanding .....................................         399,186          378,392          395,140         423,370
                                                                     ==============================================================
         Net asset value per share ..............................    $      13.03     $      11.21     $      11.23    $       9.98
                                                                     ==============================================================
      Investor C:
         Net assets .............................................    $100,506,280     $ 84,369,706     $ 84,168,862    $104,107,556
                                                                     ==============================================================
         Shares outstanding .....................................       7,716,943        7,526,514        7,501,907      10,428,055
                                                                     ==============================================================
         Net asset value per share ..............................    $      13.02     $      11.21     $      11.22    $       9.98
                                                                     ==============================================================
         * Identified cost for unaffiliated securities ..........    $113,947,393     $101,386,425     $ 92,024,146    $144,935,833
                                                                     ==============================================================
        ** Identified cost for affiliated securities ............    $         --     $         --     $     27,393    $         --
                                                                     ==============================================================
       *** Cost .................................................    $    745,283     $         --     $         --    $    336,447
                                                                     ==============================================================

      See Notes to Financial Statements.


34        FDP SERIES, INC.                              NOVEMBER 30, 2006

Statements of Operations

                                                                         MFS                              Van            Franklin
                                                                       Research         Marsico          Kampen          Templeton
                                                                     International       Growth           Value        Total Return
For the Six Months Ended November 30, 2006                             FDP Fund         FDP Fund         FDP Fund        FDP Fund
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
      Dividends*+ ................................................   $    770,094     $    374,252     $  1,096,355    $      1,551
      Interest** .................................................         56,331          240,078          218,890       2,833,214
                                                                     --------------------------------------------------------------
      Total income ...............................................        826,425          614,330        1,315,245       2,834,765
                                                                     --------------------------------------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
      Investment advisory fees ...................................        482,127          358,255          321,579         221,130
      Service fees and distribution fees--Investor C .............        408,140          341,009          349,723         340,331
      Offering costs .............................................          9,603            9,337            9,325           9,242
      Custodian fees .............................................        156,427            6,730           17,331          23,593
      Accounting services ........................................         39,925           34,810           33,920          40,366
      Transfer agent fees--Investor C ............................         51,817           42,383           45,149          52,699
      Registration fees ..........................................         25,544           26,469           28,498          28,715
      Service fees and distribution fees--Investor B .............         23,246           19,131           20,359          14,486
      Service fees--Investor A ...................................         23,875           20,112           20,467          25,439
      Directors' fees and expenses ...............................          7,670            6,880            6,999           7,452
      Printing and shareholder reports ...........................         12,997           11,427           11,409          12,566
      Pricing services ...........................................          3,411              531              554          15,116
      Transfer agent fees--Institutional .........................            897              698              762             609
      Transfer agent fees--Investor A ............................          9,665            7,764            8,379           9,769
      Professional fees ..........................................         22,385           20,972           21,530          21,504
      Transfer agent fees--Investor B ............................          2,975            2,399            2,647           2,410
      Other ......................................................          9,601            8,252            8,900           9,605
                                                                     --------------------------------------------------------------
      Total expenses before waiver ...............................      1,290,305          917,159          907,531         835,032
      Waiver of expenses .........................................           (338)              --               --              --
                                                                     --------------------------------------------------------------
      Total expenses after waiver ................................      1,289,967          917,159          907,531         835,032
                                                                     --------------------------------------------------------------
      Investment income (loss)--net ..............................       (463,542)        (302,829)         407,714       1,999,733
                                                                     --------------------------------------------------------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
      Realized gain (loss) on:
         Investments--net ........................................      1,558,605       (1,763,771)         394,717         349,493
         Swaps--net ..............................................             --               --               --           7,818
         Foreign currency transactions--net ......................        (18,213)              (5)              --          20,156
                                                                     --------------------------------------------------------------
      Total realized gain (loss)--net ............................      1,540,392       (1,763,776)         394,717         377,467
                                                                     --------------------------------------------------------------
      Change in unrealized appreciation/depreciation on:
         Investments--net ........................................     10,977,695        8,053,111        6,802,525       3,795,996
         Swaps--net ..............................................             --               --               --             316
         Foreign currency transactions--net ......................         (3,067)              --               --          24,819
                                                                     --------------------------------------------------------------
      Total change in unrealized appreciation/depreciation--net ..     10,974,628        8,053,111        6,802,525       3,821,131
                                                                     --------------------------------------------------------------
      Total realized and unrealized gain--net ....................     12,515,020        6,289,335        7,197,242       4,198,598
                                                                     --------------------------------------------------------------
      Net Increase in Net Assets Resulting from Operations .......   $ 12,051,478     $  5,986,506     $  7,604,956    $  6,198,331
                                                                     ==============================================================
         * Withholding tax on dividends ..........................   $     40,426     $      2,214     $      9,910              --
                                                                     ==============================================================
        ** Withholding tax on interest ...........................             --               --               --    $     26,293
                                                                     ==============================================================
         + Dividends from affiliates .............................             --               --     $        550              --
                                                                     ==============================================================

      See Notes to Financial Statements.


          FDP SERIES, INC.                              NOVEMBER 30, 2006     35

Statements of Changes in Net Assets          MFS Research International FDP Fund

                                                                                                                        For the
                                                                                                     For the Six        Period
                                                                                                     Months Ended    July 27, 2005+
                                                                                                     November 30,      to May 31,
Increase (Decrease) in Net Assets:                                                                      2006             2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income (loss)--net ............................................................   $     (463,542)   $      274,712
      Realized gain--net .......................................................................        1,540,392         2,063,664
      Change in unrealized appreciation/depreciation--net ......................................       10,974,628         4,845,693
                                                                                                   --------------------------------
      Net increase in net assets resulting from operations .....................................       12,051,478         7,184,069
                                                                                                   --------------------------------
===================================================================================================================================
Dividends and Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net:
         Institutional .........................................................................          (14,701)               --
         Investor A ............................................................................         (152,437)               --
         Investor B ............................................................................          (23,677)               --
         Investor C ............................................................................         (454,600)               --
      Realized gain--net:
         Institutional .........................................................................          (35,831)               --
         Investor A ............................................................................         (408,485)               --
         Investor B ............................................................................         (102,089)               --
         Investor C ............................................................................       (1,749,119)               --
                                                                                                   --------------------------------
      Net decrease in net assets resulting from dividends and distributions to shareholders ....       (2,940,939)               --
                                                                                                   --------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets derived from capital share transactions .......................       34,953,273        80,000,146
                                                                                                   --------------------------------
===================================================================================================================================
Redemption Fees
-----------------------------------------------------------------------------------------------------------------------------------
      Redemption fees ..........................................................................            1,939             3,658
                                                                                                   --------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Total increase in net assets .............................................................       44,065,751        87,187,873
      Beginning of period ......................................................................       87,212,873            25,000
                                                                                                   --------------------------------
      End of period* ...........................................................................   $  131,278,624    $   87,212,873
                                                                                                   ================================
         * Accumulated investment loss/undistributed investment income--net ....................   $     (743,262)   $      365,695
                                                                                                   ================================

+     Commencement of operations.

      See Notes to Financial Statements.


36        FDP SERIES, INC.                              NOVEMBER 30, 2006

Statements of Changes in Net Assets                      Marsico Growth FDP Fund

                                                                                                                         For the
                                                                                                    For the Six          Period
                                                                                                    Months Ended     July 27, 2005+
                                                                                                    November 30,       to May 31,
Increase (Decrease) in Net Assets:                                                                      2006              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
      Investment loss--net .....................................................................   $     (302,829)   $     (354,653)
      Realized loss--net .......................................................................       (1,763,776)           (2,133)
      Change in unrealized appreciation (depreciation)--net ....................................        8,053,111         1,130,419
                                                                                                   --------------------------------
      Net increase in net assets resulting from operations .....................................        5,986,506           773,633
                                                                                                   --------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets derived from capital share transactions .......................       32,350,995        71,213,992
                                                                                                   --------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Total increase in net assets .............................................................       38,337,501        71,987,625
      Beginning of period ......................................................................       72,012,625            25,000
                                                                                                   --------------------------------
      End of period* ...........................................................................   $  110,350,126    $   72,012,625
                                                                                                   ================================
         * Accumulated investment loss--net ....................................................   $     (302,829)               --
                                                                                                   ================================

+     Commencement of operations.

      See Notes to Financial Statements.


          FDP SERIES, INC.                              NOVEMBER 30, 2006     37

Statements of Changes in Net Assets                    Van Kampen Value FDP Fund

                                                                                                                         For the
                                                                                                    For the Six          Period
                                                                                                    Months Ended     July 27, 2005+
                                                                                                    November 30,       to May 31,
Increase (Decrease) in Net Assets:                                                                      2006              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net ...................................................................   $      407,714    $      211,489
      Realized gain--net .......................................................................          394,717           369,650
      Change in unrealized appreciation--net ...................................................        6,802,525         1,627,418
                                                                                                   --------------------------------
      Net increase in net assets resulting from operations .....................................        7,604,956         2,208,557
                                                                                                   --------------------------------
===================================================================================================================================
Dividends and Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net:
         Institutional .........................................................................           (6,577)          (13,446)
         Investor A ............................................................................          (63,521)          (23,640)
         Investor B ............................................................................           (7,539)           (4,422)
         Investor C ............................................................................         (152,280)          (61,899)
      Realized gain--net:
         Institutional .........................................................................           (6,467)              (16)
         Investor A ............................................................................          (71,790)              (32)
         Investor B ............................................................................          (17,982)              (11)
         Investor C ............................................................................         (306,337)             (145)
                                                                                                   --------------------------------
      Net decrease in net assets resulting from dividends and distributions to shareholders ....         (632,493)         (103,611)
                                                                                                   --------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets derived from capital share transactions .......................       29,071,738        71,980,550
                                                                                                   --------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Total increase in net assets .............................................................       36,044,201        74,085,496
      Beginning of period ......................................................................       74,110,496            25,000
                                                                                                   --------------------------------
      End of period* ...........................................................................   $  110,154,697    $   74,110,496
                                                                                                   ================================
         * Undistributed investment income--net ................................................   $      407,709    $      229,912
                                                                                                   ================================

+     Commencement of operations.

      See Notes to Financial Statements.


38        FDP SERIES, INC.                              NOVEMBER 30, 2006

Statements of Changes in Net Assets     Franklin Templeton Total Return FDP Fund

                                                                                                                         For the
                                                                                                    For the Six          Period
                                                                                                    Months Ended     July 27, 2005+
                                                                                                    November 30,        to May 31,
Increase (Decrease) in Net Assets:                                                                      2006              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net ...................................................................   $    1,999,733    $    1,255,067
      Realized gain (loss)--net ................................................................          377,467          (416,118)
      Change in unrealized appreciation/depreciation--net ......................................        3,821,131        (1,527,151)
                                                                                                   --------------------------------
      Net increase (decrease) in net assets resulting from operations ..........................        6,198,331          (688,202)
                                                                                                   --------------------------------
===================================================================================================================================
Dividends and Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net:
         Institutional .........................................................................          (27,466)          (92,936)
         Investor A ............................................................................         (415,500)         (251,055)
         Investor B ............................................................................          (68,647)          (46,379)
         Investor C ............................................................................       (1,490,963)         (931,612)
      Realized gain--net:
         Institutional .........................................................................               --            (1,452)
         Investor A ............................................................................               --            (2,853)
         Investor B ............................................................................               --              (631)
         Investor C ............................................................................               --           (13,440)
                                                                                                   --------------------------------
      Net decrease in net assets resulting from dividends and distributions to shareholders ....       (2,002,576)       (1,340,358)
                                                                                                   --------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets derived from capital share transactions .......................       42,569,908        90,560,266
                                                                                                   --------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Total increase in net assets .............................................................       46,765,663        88,531,706
      Beginning of period ......................................................................       88,556,706            25,000
                                                                                                   --------------------------------
      End of period* ...........................................................................   $  135,322,369    $   88,556,706
                                                                                                   ================================
         * Undistributed investment income--net ................................................   $      155,866    $      158,709
                                                                                                   ================================

+     Commencement of operations.

      See Notes to Financial Statements.


          FDP SERIES, INC.                              NOVEMBER 30, 2006     39

Financial Highlights                                               Institutional

                                                                                   MFS Research                Marsico Growth
                                                                              International FDP Fund              FDP Fund
                                                                          -----------------------------  ---------------------------
                                                                          For the Six        For the     For the Six      For the
                                                                             Months          Period         Months        Period
                                                                             Ended       July 27, 2005+     Ended     July 27, 2005+
The following per share data and ratios have been derived                    Nov. 30       to May 31,      Nov. 30,      to May 31,
from information provided in the financial statements.                        2006            2006           2006          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period .............................    $  12.21        $  10.00       $  10.70      $  10.00
                                                                            ========================================================
      Investment income (loss)--net** ..................................          --+++          .08            .01          (.04)
      Realized and unrealized gain--net ................................        1.33***         2.13***         .65           .74
                                                                            --------------------------------------------------------
      Total from investment operations .................................        1.33            2.21            .66           .70
                                                                            --------------------------------------------------------
      Less dividends and distributions:
       Investment income--net ..........................................        (.11)             --             --            --
       Realized gain--net ..............................................        (.27)             --             --            --
                                                                            --------------------------------------------------------
      Total dividends and distributions ................................        (.38)             --             --            --
                                                                            --------------------------------------------------------
      Net asset value, end of period ...................................    $  13.16        $  12.21       $  11.36      $  10.70
                                                                            ========================================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ...............................       11.13%@         22.10%@         6.17%@        7.00%@
                                                                            ========================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver ..........................................        1.54%*          1.89%*         1.18%*        1.60%*
                                                                            ========================================================
      Expenses .........................................................        1.54%*          2.58%*         1.18%*        1.90%*
                                                                            ========================================================
      Investment income (loss)--net ....................................        (.01%)*          .79%*          .20%*        (.43%)*
                                                                            ========================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands) .........................    $  2,103        $  1,995       $  1,814      $  1,174
                                                                            ========================================================
      Portfolio turnover ...............................................       36.83%          67.19%         27.98%        31.31%
                                                                            ========================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fee, which is less than $.01 per share.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
+++   Amount is less than ($.01) per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


40        FDP SERIES, INC.                              NOVEMBER 30, 2006

Financial Highlights (continued)                                   Institutional

                                                                                   Van Kampen                 Franklin Templeton
                                                                                 Value FDP Fund             Total Return FDP Fund
                                                                          -----------------------------  ---------------------------
                                                                          For the Six        For the     For the Six      For the
                                                                             Months          Period         Months        Period
                                                                             Ended       July 27, 2005+     Ended     July 27, 2005+
The following per share data and ratios have been derived                    Nov. 30       to May 31,      Nov. 30,      to May 31,
from information provided in the financial statements.                        2006            2006           2006          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period .............................    $  10.50        $  10.00       $   9.63      $  10.00
                                                                            ========================================================
      Investment income--net** .........................................         .10             .12            .21           .30
      Realized and unrealized gain (loss)--net .........................         .81             .43            .34          (.36)
                                                                            --------------------------------------------------------
      Total from investment operations .................................         .91             .55            .55          (.06)
                                                                            --------------------------------------------------------
      Less dividends and distributions:
       Investment income--net ..........................................        (.05)           (.05)          (.20)         (.31)
       Realized gain--net ..............................................        (.05)             --@@           --            --@@
                                                                            --------------------------------------------------------
      Total dividends and distributions ................................        (.10)           (.05)          (.20)         (.31)
                                                                            --------------------------------------------------------
      Net asset value, end of period ...................................    $  11.31        $  10.50       $   9.98      $   9.63
                                                                            ========================================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ...............................        8.71%@          5.56%@         5.90%@        (.55%)@
                                                                            ========================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver ..........................................        1.10%*          1.58%*          .80%*        1.28%*
                                                                            ========================================================
      Expenses .........................................................        1.10%*          1.81%*          .80%*        1.47%*
                                                                            ========================================================
      Investment income--net ...........................................        1.77%*          1.31%*         4.32%*        3.55%*
                                                                            ========================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands) .........................    $  1,878        $  1,202       $  1,644      $    982
                                                                            ========================================================
      Portfolio turnover ...............................................       16.61%          14.08%        133.43%       122.09%
                                                                            ========================================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.
@@    Amount is less than ($.01) per share.

      See Notes to Financial Statements.


          FDP SERIES, INC.                              NOVEMBER 30, 2006     41

Financial Highlights (continued)                                      Investor A

                                                                                  MFS Research                 Marsico Growth
                                                                             International FDP Fund               FDP Fund
                                                                          -----------------------------  ---------------------------
                                                                          For the Six        For the     For the Six      For the
                                                                             Months          Period         Months        Period
                                                                             Ended       July 27, 2005+     Ended     July 27, 2005+
The following per share data and ratios have been derived                    Nov. 30       to May 31,      Nov. 30,      to May 31,
from information provided in the financial statements.                        2006            2006           2006          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period .............................    $  12.19        $  10.00       $  10.69      $  10.00
                                                                            ========================================================
      Investment income (loss)--net** ..................................        (.02)            .13             --+++        (.04)
      Realized and unrealized gain--net ................................        1.33***         2.06***         .63           .73
                                                                            --------------------------------------------------------
      Total from investment operations .................................        1.31            2.19            .63           .69
                                                                            --------------------------------------------------------
      Less dividends and distributions:
       Investment income--net ..........................................        (.10)             --             --            --
       Realized gain--net ..............................................        (.27)             --             --            --
                                                                            --------------------------------------------------------
      Total dividends and distributions ................................        (.37)             --             --            --
                                                                            --------------------------------------------------------
      Net asset value, end of period ...................................    $  13.13        $  12.19       $  11.32      $  10.69
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ...............................       10.98%@         21.90%@         5.89%@        6.90%@
                                                                            ========================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver ..........................................        1.79%*          2.15%*         1.43%*        1.72%*
                                                                            ========================================================
      Expenses .........................................................        1.79%*          2.65%*         1.43%*        1.76%*
                                                                            ========================================================
      Investment income (loss)--net ....................................        (.24%)*         1.36%*         (.05%)*       (.48%)*
                                                                            ========================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands) .........................    $ 23,466        $ 15,321       $ 19,925      $ 12,910
                                                                            ========================================================
      Portfolio turnover ...............................................       36.83%          67.19%         27.98%        31.31%
                                                                            ========================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fee, which is less than $.01 per share.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
+++   Amount is less than ($.01) per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


42        FDP SERIES, INC.                              NOVEMBER 30, 2006

Financial Highlights (continued)                                      Investor A

                                                                                    Van Kampen                Franklin Templeton
                                                                                  Value FDP Fund            Total Return FDP Fund
                                                                          -----------------------------  ---------------------------
                                                                          For the Six        For the     For the Six      For the
                                                                             Months          Period         Months        Period
                                                                             Ended       July 27, 2005+     Ended     July 27, 2005+
The following per share data and ratios have been derived                    Nov. 30       to May 31,      Nov. 30,      to May 31,
from information provided in the financial statements.                        2006            2006           2006          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period .............................    $  10.49        $  10.00       $   9.63      $  10.00
                                                                            ========================================================
      Investment income--net** .........................................         .08             .11            .20           .29
      Realized and unrealized gain (loss)--net .........................         .81             .43            .34          (.39)
                                                                            --------------------------------------------------------
      Total from investment operations .................................         .89             .54            .54          (.10)
                                                                            --------------------------------------------------------
      Less dividends and distributions:
       Investment income--net ..........................................        (.04)           (.05)          (.19)         (.27)
       Realized gain--net ..............................................        (.05)             --@@           --            --@@
                                                                            --------------------------------------------------------
      Total dividends and distributions ................................        (.09)           (.05)          (.19)         (.27)
                                                                            --------------------------------------------------------
      Net asset value, end of period ...................................    $  11.29        $  10.49       $   9.98      $   9.63
                                                                            ========================================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ...............................        8.54%@          5.40%@         5.76%@        (.76%)@
                                                                            ========================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver ..........................................        1.35%*          1.69%*         1.05%*        1.31%*
                                                                            ========================================================
      Expenses .........................................................        1.35%*          1.71%*         1.05%*        1.32%*
                                                                            ========================================================
      Investment income--net ...........................................        1.51%*          1.26%*         4.08%*        3.67%*
                                                                            ========================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands) .........................    $ 19,672        $ 13,135       $ 25,344      $ 16,018
                                                                            ========================================================
      Portfolio turnover ...............................................       16.61%          14.08%        133.43%       122.09%
                                                                            ========================================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


          FDP SERIES, INC.                              NOVEMBER 30, 2006     43

Financial Highlights (continued)                                      Investor B

                                                                                  MFS Research                 Marsico Growth
                                                                             International FDP Fund               FDP Fund
                                                                          -----------------------------  ---------------------------
                                                                          For the Six        For the     For the Six      For the
                                                                             Months          Period         Months        Period
                                                                             Ended       July 27, 2005+     Ended     July 27, 2005+
The following per share data and ratios have been derived                    Nov. 30       to May 31,      Nov. 30,      to May 31,
from information provided in the financial statements.                        2006            2006           2006          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period .............................    $  12.11        $  10.00       $  10.62      $  10.00
                                                                            ========================================================
      Investment income (loss)--net** ..................................        (.06)            .04           (.04)         (.12)
      Realized and unrealized gain--net ................................        1.31***         2.07***         .63           .74
                                                                            --------------------------------------------------------
      Total from investment operations .................................        1.25            2.11            .59           .62
                                                                            --------------------------------------------------------
      Less dividends and distributions:
       Investment income--net ..........................................        (.06)             --             --            --
       Realized gain--net ..............................................        (.27)             --             --            --
                                                                            --------------------------------------------------------
      Total dividends and distributions ................................        (.33)             --             --            --
                                                                            --------------------------------------------------------
      Net asset value, end of period ...................................    $  13.03        $  12.11       $  11.21      $  10.62
                                                                            ========================================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ...............................       10.54%@         21.10%@         5.56%@        6.20%@
                                                                            ========================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver ..........................................        2.57%*          2.92%*         2.21%*        2.52%*
                                                                            ========================================================
      Expenses .........................................................        2.57%*          3.42%*         2.21%*        2.57%*
                                                                            ========================================================
      Investment income (loss)--net ....................................       (1.02%)*          .43%*         (.84%)*      (1.30%)*
                                                                            ========================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands) .........................    $  5,203        $  4,169       $  4,241      $  3,362
                                                                            ========================================================
      Portfolio turnover ...............................................       36.83%          67.19%         27.98%        31.31%
                                                                            ========================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fee, which is less than $.01 per share.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.

      See Notes to Financial Statements.


44        FDP SERIES, INC.                              NOVEMBER 30, 2006

Financial Highlights (continued)                                      Investor B

                                                                                   Van Kampen                 Franklin Templeton
                                                                                 Value FDP Fund             Total Return FDP Fund
                                                                          -----------------------------  ---------------------------
                                                                          For the Six        For the     For the Six      For the
                                                                             Months          Period         Months        Period
                                                                             Ended       July 27, 2005+     Ended     July 27, 2005+
The following per share data and ratios have been derived                    Nov. 30       to May 31,      Nov. 30,      to May 31,
from information provided in the financial statements.                        2006            2006           2006          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period .............................    $  10.45        $  10.00       $   9.63      $  10.00
                                                                            ========================================================
      Investment income--net** .........................................         .04             .04            .17           .25
      Realized and unrealized gain (loss)--net .........................         .81             .43            .34          (.39)
                                                                            --------------------------------------------------------
      Total from investment operations .................................         .85             .47            .51          (.14)
                                                                            --------------------------------------------------------
      Less dividends and distributions:
       Investment income--net ..........................................        (.02)           (.02)          (.16)         (.23)
       Realized gain--net ..............................................        (.05)             --@@           --            --@@
                                                                            --------------------------------------------------------
      Total dividends and distributions ................................        (.07)           (.02)          (.16)         (.23)
                                                                            --------------------------------------------------------
      Net asset value, end of period ...................................    $  11.23        $  10.45       $   9.98      $   9.63
                                                                            ========================================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ...............................        8.17%@          4.76%@         5.49%@       (1.19%)@
                                                                            ========================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver ..........................................        2.13%*          2.49%*         1.58%*        1.85%*
                                                                            ========================================================
      Expenses .........................................................        2.13%*          2.52%*         1.58%*        1.86%*
                                                                            ========================================================
      Investment income--net ...........................................         .72%*           .45%*         3.55%*        3.12%*
                                                                            ========================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands) .........................    $  4,436        $  3,671       $  4,227      $  3,395
                                                                            ========================================================
      Portfolio turnover ...............................................       16.61%          14.08%        133.43%       122.09%
                                                                            ========================================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.
@@    Amount is less than ($.01) per share.

      See Notes to Financial Statements.


          FDP SERIES, INC.                              NOVEMBER 30, 2006     45

Financial Highlights (continued)                                      Investor C

                                                                                  MFS Research                 Marsico Growth
                                                                             International FDP Fund               FDP Fund
                                                                          -----------------------------  ---------------------------
                                                                          For the Six        For the     For the Six      For the
                                                                             Months          Period         Months        Period
                                                                             Ended       July 27, 2005+     Ended     July 27, 2005+
The following per share data and ratios have been derived                    Nov. 30       to May 31,      Nov. 30,      to May 31,
from information provided in the financial statements.                        2006            2006           2006          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period .............................    $  12.11        $  10.00       $  10.62      $  10.00
                                                                            ========================================================
      Investment income (loss)--net** ..................................        (.06)            .06           (.04)         (.11)
      Realized and unrealized gain--net ................................        1.31***         2.05***         .63           .73
                                                                            --------------------------------------------------------
      Total from investment operations .................................        1.25            2.11            .59           .62
                                                                            --------------------------------------------------------
      Less dividends and distributions:
       Investment income--net ..........................................        (.07)             --             --            --
       Realized gain--net ..............................................        (.27)             --             --            --
                                                                            --------------------------------------------------------
      Total dividends and distributions ................................        (.34)             --             --            --
                                                                            --------------------------------------------------------
      Net asset value, end of period ...................................    $  13.02        $  12.11       $  11.21      $  10.62
                                                                            ========================================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ...............................       10.52%@         21.10%@         5.56%@        6.20%@
                                                                            ========================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver ..........................................        2.56%*          2.92%*         2.20%*        2.51%*
                                                                            ========================================================
      Expenses .........................................................        2.56%*          3.41%*         2.20%*        2.55%*
                                                                            ========================================================
      Investment income (loss)--net ....................................       (1.02%)*          .57%*         (.83%)*      (1.27%)*
                                                                            ========================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands) .........................    $100,506        $ 65,729       $ 84,370      $ 54,566
                                                                            ========================================================
      Portfolio turnover ...............................................       36.83%          67.19%         27.98%        31.31%
                                                                            ========================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fee, which is less than $.01 per share.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.

      See Notes to Financial Statements.


46        FDP SERIES, INC.                              NOVEMBER 30, 2006

Financial Highlights (concluded)                                      Investor C

                                                                                   Van Kampen                 Franklin Templeton
                                                                                 Value FDP Fund             Total Return FDP Fund
                                                                          -----------------------------  ---------------------------
                                                                          For the Six        For the     For the Six      For the
                                                                             Months          Period         Months        Period
                                                                             Ended       July 27, 2005+     Ended     July 27, 2005+
The following per share data and ratios have been derived                    Nov. 30       to May 31,      Nov. 30,      to May 31,
from information provided in the financial statements.                        2006            2006           2006          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period .............................    $  10.45        $  10.00       $   9.63      $  10.00
                                                                            ========================================================
      Investment income--net** .........................................         .04             .04            .17           .25
      Realized and unrealized gain (loss)--net .........................         .80             .44            .34          (.40)
                                                                            --------------------------------------------------------
      Total from investment operations .................................         .84             .48            .51          (.15)
                                                                            --------------------------------------------------------
      Less dividends and distributions:
       Investment income--net ..........................................        (.02)           (.03)          (.16)         (.22)
       Realized gain--net ..............................................        (.05)             --@@           --            --@@
                                                                            --------------------------------------------------------
      Total dividends and distributions ................................        (.07)           (.03)          (.16)         (.22)
                                                                            --------------------------------------------------------
      Net asset value, end of period ...................................    $  11.22        $  10.45       $   9.98      $   9.63
                                                                            ========================================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ...............................        8.11%@          4.78%@         5.46%@       (1.23%)@
                                                                            ========================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver ..........................................        2.13%*          2.47%*         1.63%*        1.90%*
                                                                            ========================================================
      Expenses .........................................................        2.13%*          2.50%*         1.63%*        1.91%*
                                                                            ========================================================
      Investment income--net ...........................................         .73%*           .48%*         3.50%*        3.07%*
                                                                            ========================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands) .........................    $ 84,169        $ 56,102       $104,108      $ 68,162
                                                                            ========================================================
      Portfolio turnover ...............................................       16.61%          14.08%        133.43%       122.09%
                                                                            ========================================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.
@@    Amount is less than ($.01) per share.

      See Notes to Financial Statements.


          FDP SERIES, INC.                              NOVEMBER 30, 2006     47

Notes to Financial Statements

1. Significant Accounting Policies:

MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund (the "Funds" or individually as the "Fund") are each a series of FDP Series, Inc. (the "Corporation"). The Corporation is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Fund is organized as a diversified, open-end investment company. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Each of the Funds offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the account maintenance of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Corporation.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Corporation under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Corporation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Funds from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Corporation.

Equity securities held by the Funds that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Corporation. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Corporation. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.


48        FDP SERIES, INC.                              NOVEMBER 30, 2006

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Funds' net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Corporation's Board of Directors or by BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Corporation's Board of Directors.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

o Forward foreign exchange contracts -- Each Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- Each Fund may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options -- Each Fund may write and purchase covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a


          FDP SERIES, INC.                              NOVEMBER 30, 2006     49
      security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Offering costs -- Prepaid offering costs are amortized over a 12-month period beginning with the commencement of operations of each Fund.

(g) Dividends and distributions -- For MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund, dividends and distributions paid by the Funds are recorded on the ex-dividend dates. For Franklin Templeton Total Return FDP Fund, dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending -- Each Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold


50        FDP SERIES, INC.                              NOVEMBER 30, 2006
a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Funds' financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time its impact on the Funds' financial statements has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 31, 2006, shareholders of each of the Funds approved a new Investment Advisory Agreement with the Manager. The Manager was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between each Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Investment Adviser. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Corporation has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of each of the Funds' portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. For such services, the Manager receives, at the end of each month, a fee with respect to each Fund at the annual rates set forth below, which are based upon the average daily value of the Fund's net assets.

--------------------------------------------------------------------------------
                                                                      Investment
                                                                       Advisory
Fund                                                                     Fee
--------------------------------------------------------------------------------
MFS Research International FDP Fund ..............................      .90%
Marsico Growth FDP Fund ..........................................      .80%
Van Kampen Value FDP Fund ........................................      .70%
Franklin Templeton Total Return FDP Fund .........................      .40%
--------------------------------------------------------------------------------

On August 31, 2006, shareholders of each Fund approved a new sub-advisory agreement between the Manager and each Fund's sub-adviser. These same sub-advisers served as sub-advisers prior to September 29, 2006. The new Sub-Advisory Agreement for each Fund became effective on September 29, 2006. Pursuant to the Sub-Advisory Agreements, the Manager will pay each sub-advisor a fee out of the Manager's management fee at the following rates, based on each Fund's average daily net assets:

--------------------------------------------------------------------------------
                                                                          Sub-
                                                                        Advisory
                                Sub-Advisor                               Fee
--------------------------------------------------------------------------------
MFS Research                    Massachusetts Financial
International FDP Fund .......  Services Company                          .45%
--------------------------------------------------------------------------------
Marsico Growth                  Marsico Capital
FDP Fund .....................  Management LLC                            .40%
--------------------------------------------------------------------------------
Van Kampen Value                Van Kampen Asset
FDP Fund .....................  Management                                .35%
--------------------------------------------------------------------------------
Franklin Templeton Total
Return FDP Fund ..............  Franklin Advisers, Inc.                   .25%
--------------------------------------------------------------------------------

There was no increase in the aggregate fees paid by the Funds for these services.


          FDP SERIES, INC.                              NOVEMBER 30, 2006     51

The Manager and/or FAM has agreed to voluntarily waive a portion of its fees so that each class of shares of the Funds' total annual operating expenses (excluding distribution and/or service fees) will not exceed 1.95%. For the six months ended November 30, 2006, the Manager and/or FAM waived expenses for MFS Research International FDP Fund as follows:

--------------------------------------------------------------------------------
                                                       For the Period
                                  For the               September 30,
                               Period June 1,              2006 to
                                  2006 to                 November
        Investment              September 29,             30, 2006
         Advisory               2006 Waived               Waived by
        Fee Earned                by FAM                 the Manager
--------------------------------------------------------------------------------
         $428,127                  $338                      $--
--------------------------------------------------------------------------------

Pursuant to the Distribution Plans adopted by the Corporation on behalf of the Funds, in accordance with Rule 12b-1 under the Investment Company Act of 1940, each Fund pays the Distributor ongoing account maintenance fees ("service fees") and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                  Service Fees
--------------------------------------------------------------------------------
                      MFS                                           Franklin
                    Research         Marsico       Van Kampen      Templeton
                  International      Growth           Value       Total Return
                    FDP Fund        FDP Fund        FDP Fund        FDP Fund
--------------------------------------------------------------------------------
Investor A ....       .25%            .25%            .25%            .25%
Investor B ....       .25%            .25%            .25%            .25%
Investor C ....       .25%            .25%            .25%            .25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Distribution Fees
--------------------------------------------------------------------------------
                      MFS                                           Franklin
                    Research         Marsico       Van Kampen      Templeton
                  International      Growth           Value       Total Return
                    FDP Fund        FDP Fund        FDP Fund        FDP Fund
--------------------------------------------------------------------------------
Investor B ....       .75%            .75%            .75%            .50%
Investor C ....       .75%            .75%            .75%            .55%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of each of the Distributors, also provide account maintenance and distribution services to each Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor B and Investor C shareholders. The ongoing distribution fee compensates the Distributors and the broker-dealers for providing shareholder and distribution-related services to Investor B and Investor C shareholders.

For the six months ended November 30, 2006, FAMD, the Fund's sole Distributor until September 29, 2006, earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Funds' Investor A Shares as follows:

--------------------------------------------------------------------------------
                      MFS                                           Franklin
                    Research         Marsico       Van Kampen      Templeton
                  International      Growth           Value       Total Return
                    FDP Fund        FDP Fund        FDP Fund        FDP Fund
--------------------------------------------------------------------------------
FAMD ..........    $ 10,939         $  9,278        $  9,342        $ 15,458
MLPF&S ........    $141,586         $121,856        $120,625        $163,528
--------------------------------------------------------------------------------

For the six month period ended November 30, 2006, FAMD paid MLPF&S contingent deferred sales charges relating to transactions in Investor B and Investor C Shares as follows:

--------------------------------------------------------------------------------
                                                   Investor B         Investor C
--------------------------------------------------------------------------------
MFS Research International FDP Fund ............     $1,411               $6,480
Marsico Growth FDP Fund ........................     $1,123               $5,732
Van Kampen Value FDP Fund ......................     $1,018               $5,277
Franklin Templeton Total Return FDP Fund .......     $  203               $5,538
--------------------------------------------------------------------------------

Furthermore, FAMD paid MLPF&S contingent deferred sales charges relating to transactions subject to front-end sales charge waivers as follows:

--------------------------------------------------------------------------------
                                                                      Investor A
--------------------------------------------------------------------------------
MFS Research International FDP Fund ..................................    $ 87
Marsico Growth FDP Fund ..............................................    $ 93
Van Kampen Value FDP Fund ............................................    $ 88
Franklin Templeton Total Return FDP Fund .............................    $159
--------------------------------------------------------------------------------

The Funds have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Funds have retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM and MLIM, LLC was the Funds' securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by each Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

In addition, MLPF&S received $3,748 in commissions on the execution of portfolio security transactions for the Van Kampen Value FDP Fund for the six months ended November 30, 2006.


52        FDP SERIES, INC.                              NOVEMBER 30, 2006

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Funds' transfer agent. Prior to September 29, 2006, the Funds' transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

For the six months ended November 30, 2006, each Fund reimbursed the Manager and/or FAM for certain accounting services as follows:

--------------------------------------------------------------------------------
                                                                  For the Period
                                             For the Period         September
                                              June 1, 2006         30, 2006 to
                                              to September           November
                                                29, 2006             30, 2006
                                              Reimbursement        Reimbursement
                                                 to FAM           to the Manager
--------------------------------------------------------------------------------
MFS Research International FDP Fund ......        $691                 $346
Marsico Growth FDP Fund ..................        $499                 $250
Van Kampen Value FDP Fund ................        $552                 $276
Franklin Templeton Total Return FDP Fund .        $606                 $303
--------------------------------------------------------------------------------

Prior to September 29, 2006, certain officers and/or directors of the Corporation were officers and/or directors of FAM, PSI, FAMD, FDS, MLIM, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Corporation are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments (including paydowns), excluding short-term securities, for the six months ended November 30, 2006 were as follows:

--------------------------------------------------------------------------------
                                                     Purchases          Sales
--------------------------------------------------------------------------------
MFS Research International FDP Fund .............  $ 68,227,407     $ 38,941,509
Marsico Growth FDP Fund .........................  $ 52,056,820     $ 22,462,739
Van Kampen Value FDP Fund .......................  $ 41,053,598     $ 13,913,631
Franklin Templeton Total Return FDP Fund ........  $199,608,331     $160,721,254
--------------------------------------------------------------------------------

4. Capital Share Transactions:

MFS Research International FDP Fund

Net increase in net assets derived from capital share transactions was $34,953,273 and $80,000,146 for the six months ended November 30, 2006 and for the period July 27, 2005 to May 31, 2006, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
MFS Research International FDP Fund
-------------------------------------------------------------------------------
Institutional Shares for the Six Months                               Dollar
Ended November 30, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................          57,817     $    710,930
Shares issued resulting from
  reinvestment of dividends
  and distributions ..........................           3,793           46,875
                                                  -----------------------------
Total issued .................................          61,610          757,805
Shares redeemed ..............................         (65,114)        (765,418)
                                                  -----------------------------
Net decrease .................................          (3,504)    $     (7,613)
                                                  =============================

-------------------------------------------------------------------------------
Institutional Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                         Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         333,837     $  3,507,905
Shares redeemed ..............................        (171,151)      (2,084,775)
                                                  -----------------------------
Net increase .................................         162,686     $  1,423,130
                                                  =============================

+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Investor A Shares for the Six Months                                  Dollar
Ended November 30, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         610,667     $  7,470,597
Shares issued resulting from
  reinvestment of dividends
  and distributions ..........................          42,769          527,771
Automatic conversion of shares ...............           8,723          105,094
                                                  -----------------------------
Total issued .................................         662,159        8,103,462
Shares redeemed ..............................        (131,605)      (1,622,991)
                                                  -----------------------------
Net increase .................................         530,554     $  6,480,471
                                                  =============================

-------------------------------------------------------------------------------
Investor A Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                         Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,352,853     $ 15,208,335
Automatic conversion of shares ...............          16,221          193,209
                                                  -----------------------------
Total issued .................................       1,369,074       15,401,544
Shares redeemed ..............................        (112,589)      (1,320,955)
                                                  -----------------------------
Net increase .................................       1,256,485     $ 14,080,589
                                                  =============================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Investor B Shares for the Six Months                                  Dollar
Ended November 30, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         120,804     $  1,467,507
Shares issued resulting from
  reinvestment of dividends
  and distributions ..........................           9,853          120,995
                                                  -----------------------------
Total issued .................................         130,657        1,588,502
                                                  -----------------------------
Automatic conversion of shares ...............          (8,783)        (105,094)
Shares redeemed ..............................         (66,802)        (824,795)
                                                  -----------------------------
Total redeemed ...............................         (75,585)        (929,889)
                                                  -----------------------------
Net increase .................................          55,072     $    658,613
                                                  =============================


          FDP SERIES, INC.                              NOVEMBER 30, 2006     53

-------------------------------------------------------------------------------
Investor B Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                         Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         385,462     $  4,281,654
                                                  -----------------------------
Automatic conversion of shares ...............         (16,287)        (193,209)
Shares redeemed ..............................         (25,686)        (298,866)
                                                  -----------------------------
Total redeemed ...............................         (41,973)        (492,075)
                                                  -----------------------------
Net increase .................................         343,489     $  3,789,579
                                                  =============================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Investor C Shares for the Six Months                                  Dollar
Ended November 30, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       2,652,799     $ 32,254,351
Shares issued resulting from
  reinvestment of dividends
  and distributions ..........................         169,935        2,085,099
                                                  -----------------------------
Total issued .................................       2,822,734       34,339,450
Shares redeemed ..............................        (532,560)      (6,517,648)
                                                  -----------------------------
Net increase .................................       2,290,174     $ 27,821,802
                                                  =============================

-------------------------------------------------------------------------------
Investor C Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                         Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       5,802,799     $ 65,151,576
Shares redeemed ..............................        (376,655)      (4,444,728)
                                                  -----------------------------
Net increase .................................       5,426,144     $ 60,706,848
                                                  =============================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

Marsico Growth FDP Fund

Net increase in net assets derived from capital share transactions was $32,350,995 and $71,213,992 for the six months ended November 30, 2006 and for the period July 27, 2005 to May 31, 2006, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Marsico Growth FDP Fund
-------------------------------------------------------------------------------
Institutional Shares for the Six Months                               Dollar
Ended November 30, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................          63,122     $    678,230
Shares redeemed ..............................         (13,065)        (139,762)
                                                  -----------------------------
Net increase .................................          50,057     $    538,468
                                                  =============================

-------------------------------------------------------------------------------
Institutional Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                         Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         322,503     $  3,296,816
Shares redeemed ..............................        (213,428)      (2,366,886)
                                                  -----------------------------
Net increase .................................         109,075     $    929,930
                                                  =============================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Investor A Shares for the Six Months                                  Dollar
Ended November 30, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         640,611     $  6,846,389
Automatic conversion of shares ...............           7,883           81,591
                                                  -----------------------------
Total issued .................................         648,494        6,927,980
Shares redeemed ..............................         (97,218)      (1,048,744)
                                                  -----------------------------
Net increase .................................         551,276     $  5,879,236
                                                  =============================

-------------------------------------------------------------------------------
Investor A Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                         Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,277,950     $ 13,565,020
Automatic conversion of shares ...............          13,343          146,337
                                                  -----------------------------
Total issued .................................       1,291,293       13,711,357
Shares redeemed ..............................         (83,822)        (901,010)
                                                  -----------------------------
Net increase .................................       1,207,471     $ 12,810,347
                                                  =============================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Investor B Shares for the Six Months                                  Dollar
Ended November 30, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         122,654     $  1,292,745
                                                  -----------------------------
Automatic conversion of shares ...............          (7,945)         (81,591)
Shares redeemed ..............................         (52,895)        (570,479)
                                                  -----------------------------
Total redeemed ...............................         (60,840)        (652,070)
                                                  -----------------------------
Net increase .................................          61,814     $    640,675
                                                  =============================

-------------------------------------------------------------------------------
Investor B Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                         Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         342,001     $  3,585,289
                                                  -----------------------------
Automatic conversion of shares ...............         (13,401)        (146,337)
Shares redeemed ..............................         (12,647)        (134,681)
                                                  -----------------------------
Total redeemed ...............................         (26,048)        (281,018)
                                                  -----------------------------
Net increase .................................         315,953     $  3,304,271
                                                  =============================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Investor C Shares for the Six Months                                  Dollar
Ended November 30, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       2,737,180     $ 29,009,281
Shares redeemed ..............................        (349,051)      (3,716,665)
                                                  -----------------------------
Net increase .................................       2,388,129     $ 25,292,616
                                                  =============================


54        FDP SERIES, INC.                              NOVEMBER 30, 2006

-------------------------------------------------------------------------------
Investor C Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                         Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       5,398,293     $ 56,955,213
Shares redeemed ..............................        (260,533)      (2,785,769)
                                                  -----------------------------
Net increase .................................       5,137,760     $ 54,169,444
                                                  =============================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

Van Kampen Value FDP Fund

Net increase in net assets derived from capital share transactions was $29,071,738 and $71,980,550 for the six months ended November 30, 2006 and for the period July 27, 2005 to May 31, 2006, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Van Kampen Value FDP Fund
-------------------------------------------------------------------------------
Institutional Shares for the Six Months                               Dollar
Ended November 30, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................          66,539     $    723,398
Shares issued resulting from
  reinvestment of dividends
  and distributions ..........................           1,141           12,060
                                                  -----------------------------
Total issued .................................          67,680          735,458
Shares redeemed ..............................         (16,104)        (173,982)
                                                  -----------------------------
Net increase .................................          51,576     $    561,476
                                                  =============================

-------------------------------------------------------------------------------
Institutional Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                         Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         328,054     $  3,305,623
Shares issued resulting from
  reinvestment of dividends
  and distributions ..........................           1,301           13,182
                                                  -----------------------------
Total issued .................................         329,355        3,318,805
Shares redeemed ..............................        (215,539)      (2,257,184)
                                                  -----------------------------
Net increase .................................         113,816     $  1,061,621
                                                  =============================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Investor A Shares for the Six Months                                  Dollar
Ended November 30, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         593,454     $  6,378,485
Automatic conversion of shares ...............          13,199          138,457
Shares issued resulting from
  reinvestment of dividends
  and distributions ..........................          12,058          127,336
                                                  -----------------------------
Total issued .................................         618,711        6,644,278
Shares redeemed ..............................        (128,725)      (1,390,042)
                                                  -----------------------------
Net increase .................................         489,986     $  5,254,236
                                                  =============================

-------------------------------------------------------------------------------
Investor A Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                         Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,305,920     $ 13,332,693
Automatic conversion of shares ...............          23,636          244,503
Shares issued resulting from
  reinvestment of dividends
  and distributions ..........................           2,210           22,390
                                                  -----------------------------
Total issued .................................       1,331,766       13,599,586
Shares redeemed ..............................         (80,658)        (831,360)
                                                  -----------------------------
Net increase .................................       1,251,108     $ 12,768,226
                                                  =============================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Investor B Shares for the Six Months                                  Dollar
Ended November 30, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         110,779     $  1,184,046
Shares issued resulting from
  reinvestment of dividends
  and distributions ..........................           2,308           24,281
                                                  -----------------------------
Total issued .................................         113,087        1,208,327
                                                  -----------------------------
Automatic conversion of shares ...............         (13,269)        (138,457)
Shares redeemed ..............................         (56,024)        (607,434)
                                                  -----------------------------
Total redeemed ...............................         (69,293)        (745,891)
                                                  -----------------------------
Net increase .................................          43,794     $    462,436
                                                  =============================

-------------------------------------------------------------------------------
Investor B Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                         Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         388,442     $  3,937,741
Shares issued resulting from
  reinvestment of dividends
  and distributions ..........................             404            4,095
                                                  -----------------------------
Total issued .................................         388,846        3,941,836
                                                  -----------------------------
Automatic conversion of shares ...............         (23,698)        (244,503)
Shares redeemed ..............................         (14,427)        (147,014)
                                                  -----------------------------
Total redeemed ...............................         (38,125)        (391,517)
                                                  -----------------------------
Net increase .................................         350,721     $  3,550,319
                                                  =============================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Investor C Shares for the Six Months                                  Dollar
Ended November 30, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       2,551,945     $ 27,320,793
Shares issued resulting from
  reinvestment of dividends
  and distributions ..........................          41,210          433,529
                                                  -----------------------------
Total issued .................................       2,593,155       27,754,322
Shares redeemed ..............................        (461,755)      (4,960,732)
                                                  -----------------------------
Net increase .................................    $  2,131,400     $ 22,793,590
                                                  =============================


          FDP SERIES, INC.                              NOVEMBER 30, 2006     55

-------------------------------------------------------------------------------
Investor C Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                         Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       5,609,187     $ 57,065,091
Shares issued resulting from
  reinvestment of dividends
  and distributions ..........................           5,690           57,588
                                                  -----------------------------
Total issued .................................       5,614,877       57,122,679
Shares redeemed ..............................        (244,995)      (2,522,295)
                                                  -----------------------------
Net increase .................................       5,369,882     $ 54,600,384
                                                  =============================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

Franklin Templeton Total Return FDP Fund

Net increase in net assets derived from capital share transactions was $42,569,908 and $90,560,266 for the six months ended November 30, 2006 and for the period July 27, 2005 to May 31, 2006, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund
-------------------------------------------------------------------------------
Institutional Shares for the Six Months                               Dollar
Ended November 30, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................          74,606     $    728,490
Shares issued resulting from
  reinvestment of dividends ..................           1,533           14,905
                                                  -----------------------------
Total issued .................................          76,139          743,395
Shares redeemed ..............................         (13,412)        (130,770)
                                                  -----------------------------
Net increase .................................          62,727     $    612,625
                                                  =============================

-------------------------------------------------------------------------------
Institutional Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                         Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         403,419     $  4,018,028
Shares issued resulting from
  reinvestment of dividends
  and distributions ..........................           9,289           91,471
                                                  -----------------------------
Total issued .................................         412,708        4,109,499
Shares redeemed ..............................        (311,355)      (3,028,546)
                                                  -----------------------------
Net increase .................................         101,353     $  1,080,953
                                                  =============================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Investor A Shares for the Six Months                                  Dollar
Ended November 30, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         993,623     $  9,702,205
Automatic conversion of shares ...............             670            6,503
Shares issued resulting from
  reinvestment of dividends ..................          22,820          221,943
                                                  -----------------------------
Total issued .................................       1,017,113        9,930,651
Shares redeemed ..............................        (141,279)      (1,379,541)
                                                  -----------------------------
Net increase .................................         875,834     $  8,551,110
                                                  =============================

-------------------------------------------------------------------------------
Investor A Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                         Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,751,159     $ 17,233,532
Automatic conversion of shares ...............             131            1,280
Shares issued resulting from
  reinvestment of dividends
  and distributions ..........................          21,886          214,024
                                                  -----------------------------
Total issued .................................       1,773,176       17,448,836
Shares redeemed ..............................        (111,030)      (1,091,361)
                                                  -----------------------------
Net increase .................................       1,662,146     $ 16,357,475
                                                  =============================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Investor B Shares for the Six Months                                  Dollar
Ended November 30, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         107,482     $  1,047,998
Shares issued resulting from
  reinvestment of dividends ..................           4,031           39,187
                                                  -----------------------------
Total issued .................................         111,513        1,087,185
                                                  -----------------------------
Shares redeemed ..............................         (39,933)        (389,795)
Automatic conversion of shares ...............            (670)          (6,503)
                                                  -----------------------------
Total redeemed ...............................         (40,603)        (396,298)
                                                  -----------------------------
Net increase .................................          70,910     $    690,887
                                                  =============================

-------------------------------------------------------------------------------
Investor B Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                         Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         365,647     $  3,600,056
Shares issued resulting from
  reinvestment of dividends
  and distributions ..........................           4,043           39,541
                                                  -----------------------------
Total issued .................................         369,690        3,639,597
                                                  -----------------------------
Shares redeemed ..............................         (17,724)        (174,174)
Automatic conversion of shares ...............            (131)          (1,280)
                                                  -----------------------------
Total redeemed ...............................         (17,855)        (175,454)
                                                  -----------------------------
Net increase .................................         351,835     $  3,464,143
                                                  =============================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Investor C Shares for the Six Months                                  Dollar
Ended November 30, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       3,809,498     $ 37,182,516
Shares issued resulting from
  reinvestment of dividends ..................          84,153          818,378
                                                  -----------------------------
Total issued .................................       3,893,651       38,000,894
Shares redeemed ..............................        (541,531)      (5,285,608)
                                                  -----------------------------
Net increase .................................       3,352,120     $ 32,715,286
                                                  =============================


56        FDP SERIES, INC.                              NOVEMBER 30, 2006

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Investor C Shares for the
Period July 27, 2005+ to                                              Dollar
May 31, 2006                                         Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       7,350,039     $ 72,342,049
Shares issued resulting from
  reinvestment of dividends
  and distributions ..........................          82,638          808,387
                                                  -----------------------------
Total issued .................................       7,432,677       73,150,436
Shares redeemed ..............................        (357,367)      (3,492,741)
                                                  -----------------------------
Net increase .................................       7,075,310     $ 69,657,695
                                                  =============================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

5. Short-Term Borrowings:

Effective November 22, 2006, the Company, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. Each Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Fund may borrow up to the maximum amount allowable under the Funds' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. Each Fund pays a commitment fee of .06% per annum based on each Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Funds did not borrow under the credit agreement during the six months ended November 30, 2006.

6. Commitments:

At November 30, 2006, the MFS Research International FDP Fund had entered into foreign exchange contracts under which it had agreed to purchase various foreign currencies with an approximate value of $113,000.

7. Subsequent Event:

MFS Research International FDP Fund

The Fund paid an ordinary income dividend on December 8, 2006 to shareholders of record on December 6, 2006 at the following rates per class:

--------------------------------------------------------------------------------
                                                                      Per Share
                                                                        Amount
--------------------------------------------------------------------------------
Institutional ..................................................    $    .097730
Investor A .....................................................    $    .081882
Investor B .....................................................    $    .027331
Investor C .....................................................    $    .033325
--------------------------------------------------------------------------------

In addition, the Fund paid a long-term capital gain distribution on December 8, 2006 to shareholders of record on December 6, 2006 at the following rates per class:

--------------------------------------------------------------------------------
                                                                      Per Share
                                                                        Amount
--------------------------------------------------------------------------------
Institutional ..................................................    $    .017207
Investor A .....................................................    $    .017207
Investor B .....................................................    $    .017207
Investor C .....................................................    $    .017207
--------------------------------------------------------------------------------

Van Kampen Value FDP Fund

The Fund paid an ordinary income dividend on December 8, 2006 to shareholders of record on December 6, 2006 at the following rates per class:

--------------------------------------------------------------------------------
                                                                      Per Share
                                                                        Amount
--------------------------------------------------------------------------------
Institutional ..................................................    $    .120398
Investor A .....................................................    $    .106478
Investor B .....................................................    $    .058517
Investor C .....................................................    $    .063713
--------------------------------------------------------------------------------


          FDP SERIES, INC.                              NOVEMBER 30, 2006     57

Proxy Results

MFS Research International FDP Fund

During the six-month period ended November 30, 2006, MFS Research International FDP Fund of FDP Series, Inc.'s shareholders voted on the following proposals. On August 15, 2006, a special shareholders' meeting was adjourned with respect to the proposals until August 31, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                              Shares Voted          Shares Voted             Shares Voted
                                                                   For                 Against                 Abstain
-------------------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                        3,683,125               37,305                  53,354
-------------------------------------------------------------------------------------------------------------------------
To approve a new subadvisory agreement between
Massachusetts Financial Services Company and
BlackRock Advisors, Inc.                                        3,673,874               43,002                  56,908
-------------------------------------------------------------------------------------------------------------------------

Marsico Growth FDP Fund

During the six-month period ended November 30, 2006, Marsico Growth FDP Fund of FDP Series, Inc.'s shareholders voted on the following proposals. On August 15, 2006, a special shareholders' meeting was adjourned with respect to the proposals until August 31, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                              Shares Voted          Shares Voted             Shares Voted
                                                                   For                 Against                 Abstain
-------------------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                        3,402,010               35,816                  55,258
-------------------------------------------------------------------------------------------------------------------------
To approve a new subadvisory agreement between
Marsico Capital Management and BlackRock Advisors, Inc.         3,396,050               34,502                  62,532
-------------------------------------------------------------------------------------------------------------------------


58        FDP SERIES, INC.                              NOVEMBER 30, 2006

Proxy Results (concluded)

Van Kampen Value FDP Fund

During the six-month period ended November 30, 2006, Van Kampen Value FDP Fund of FDP Series, Inc.'s shareholders voted on the following proposals. On August 15, 2006, a special shareholders' meeting was adjourned with respect to the proposals until August 31, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                              Shares Voted          Shares Voted             Shares Voted
                                                                   For                 Against                 Abstain
-------------------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                        3,566,307               35,458                  56,247
-------------------------------------------------------------------------------------------------------------------------
To approve a new subadvisory agreement between
Van Kampen Asset Management and
BlackRock Advisors, Inc.                                        3,556,041               40,641                  61,330
-------------------------------------------------------------------------------------------------------------------------

Franklin Templeton Total Return FDP Fund

During the six-month period ended November 30, 2006, Franklin Templeton Total Return FDP Fund of FDP Series, Inc.'s shareholders voted on the following proposals. On August 15, 2006, a special shareholders' meeting was adjourned with respect to the proposals until August 31, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                              Shares Voted          Shares Voted             Shares Voted
                                                                   For                 Against                 Abstain
-------------------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                        4,937,402               53,543                  80,799
-------------------------------------------------------------------------------------------------------------------------
To approve a new subadvisory agreement between
Franklin Advisors, Inc. and BlackRock Advisors, Inc.            4,933,048               58,483                  80,212
-------------------------------------------------------------------------------------------------------------------------


          FDP SERIES, INC.                              NOVEMBER 30, 2006     59

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Funds' Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery

2)    Select eDelivery under the More Information section

3)    Log into your account

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


60        FDP SERIES, INC.                              NOVEMBER 30, 2006

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Funds have delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Corporation's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Funds' voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedules of portfolio holdings for the first and third quarters of their fiscal year with the Commission on Form N-Q. The Funds' Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


          FDP SERIES, INC.                              NOVEMBER 30, 2006     61

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio@
BlackRock NC Municipal MM Portfolio@
BlackRock NJ Municipal MM Portfolio@
BlackRock OH Municipal MM Portfolio@
BlackRock PA Municipal MM Portfolio@
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio@

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.
@     Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


62        FDP SERIES, INC.                              NOVEMBER 30, 2006

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FDP Series, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #FDPS-11/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    FDP Series, Inc.

Date: January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    FDP Series, Inc.

Date: January 29, 2007


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    FDP Series, Inc.

Date: January 29, 2007